UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Q32 Bio Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Q32 Bio Inc.

830 Winter Street

Waltham, Massachusetts, 02451

NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS

To be held Friday, June 13, 2025

Notice is hereby given that the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Q32 Bio Inc. (“we,” “our,” “us,” or the “Company”), will be held on Friday, June 13, 2025 at 9:00 a.m. Eastern Time. The Annual Meeting will be held entirely online. You will be able to attend and participate in the Annual Meeting online by visiting www.virtualshareholdermeeting.com/QTTB2025 and entering the 16-digit control number included on your proxy card. You will not be able to attend the Annual Meeting in person. The purpose of the Annual Meeting is the following:

1.
To elect David Grayzel, M.D., Isaac Manke, Ph.D. and Diyong Xu as Class I directors to our Board of Directors, each to serve until the 2028 Annual Meeting of stockholders and until his successor has been duly elected and qualified, or until his earlier death, resignation, or removal (“Proposal No. 1”);
2.
To approve an amendment to our Restated Certificate of Incorporation, as amended, to limit the liability of certain officers as permitted by amendments to Delaware law (“Proposal No. 2”);
3.
To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (“Proposal No. 3”);
4.
To approve, on a non-binding, advisory basis, the compensation of our named executive officers (“Proposal No. 4”);
5.
To approve, on a non-binding, advisory basis, the preferred frequency of future advisory votes on compensation of our named executive officers (“Proposal No. 5”);
6.
To approve the adjournment of the Annual Meeting to the extent there are insufficient votes at the Annual Meeting to approve Proposal No. 2 above (“Proposal No. 6”); and
7.
To transact any other business properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Only Q32 Bio Inc. stockholders of record at the close of business on April 16, 2025 will be entitled to vote at the Annual Meeting and any adjournment or postponement thereof. You can find more information, including information regarding the nominees for election to our Board of Directors, in the accompanying proxy statement.

We are pleased to comply with the rules of the Securities and Exchange Commission (the “SEC”) that allow companies to distribute their proxy materials over the Internet under the “notice and access” approach. As a result, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability of Proxy Materials”), instead of a paper copy of our proxy materials and our Annual Report for the fiscal year ended December 31, 2024 (the “2024 Annual Report”). We will mail the Notice of Internet Availability of Proxy Materials on or about April 29, 2025 and it contains instructions on how to access those documents and to cast your vote over the Internet. This process allows us to provide our stockholders with the information they need on a more timely basis, while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials. If you would like to receive a printed copy of our proxy materials, including our proxy statement, our 2024 Annual Report and a form of proxy card, free of charge, please follow the instructions on the Notice of Internet Availability of Proxy Materials.

The Board of Directors recommends that you vote “FOR” of each of proposals one, two, three, four, and six and “FOR” the recommendation, on an advisory basis, that the preferred frequency of future votes on the compensation of our named executive officers be on a one year basis; as outlined in the accompanying proxy statement.

Your vote is important. Whether or not you are able to attend the meeting online, it is important that your shares be represented. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the meeting online, by submitting your proxy via the Internet at the address listed on the proxy card or by signing, dating, and returning the proxy card.

By order of the Board of Directors,
/s/ Jodie Morrison
Jodie Morrison Chief Executive Officer

Waltham, Massachusetts

April 29, 2025

Table of Contents

Page
EXPLANATORY NOTE	1
PROXY STATEMENT FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS	2
GENERAL INFORMATION	3
PROPOSAL NO. 1 – ELECTION OF CLASS I DIRECTORS	8
PROPOSAL NO. 2 – AMEND THE COMPANY’S RESTATED CERTIFICATE OF INCORPORATION TO LIMIT THE LIABILITY OF CERTAIN OFFICERS OF THE COMPANY	13
PROPOSAL NO. 3 – RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS Q32 BIO’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025	15
PROPOSAL NO. 4 – NON-BINDING ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION	17
PROPOSAL NO. 5 – NON-BINDING, ADVISORY VOTE ON THE PREFERRED FREQUENCY OF FUTURE ADVISORY VOTES ON COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	18
PROPOSAL NO. 6 – ADJOURN THE ANNUAL MEETING IN EVENT OF INSUFFICIENT VOTES FOR PROPOSAL NO. 2	19
CORPORATE GOVERNANCE	20
DIRECTOR COMPENSATION	26
EXECUTIVE COMPENSATION `	29
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	41
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	43
DELINQUENT SECTION 16(A) REPORTS	46
REPORT OF THE AUDIT COMMITTEE	47
HOUSEHOLDING	48
STOCKHOLDER PROPOSALS	49
OTHER MATTERS	49
ANNEX A – CERTIFICATE OF AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION OF Q32 BIO INC.

i

EXPLANATORY NOTE

On March 25, 2024 (“Closing Date”), Q32 Bio Inc., a Delaware corporation (previously named Homology Medicines, Inc.), a Delaware corporation and our predecessor company (“Homology”), consummated a merger (the “Merger”) pursuant to the terms of the Agreement and Plan of Merger, dated as of November 16, 2023 (the “Merger Agreement”), by and among Homology, Kenobi Merger Sub, Inc. (“Merger Sub”), and Q32 Bio Operations Inc. (previously named Q32 Bio Inc. and hereinafter “Legacy Q32”). In connection with the Merger Agreement, certain parties entered into a subscription agreement with us to purchase shares of our common stock for an aggregate purchase price of $42.0 million (the “Pre-Closing Financing”).

On March 25, 2024, in connection with, and prior to the completion of the Merger, Homology effected a one-for-eighteen reverse stock split (the “Reverse Stock Split”), of its then outstanding common stock. On the Closing Date, following approval by our stockholders and by Homology’s stockholders, the Pre-Closing Financing closed immediately prior to the consummation of the Merger. Shares of Legacy Q32’s common stock issued pursuant to the Pre-Closing Financing were converted into the right to receive 1,682,045 shares of Homology common stock after taking into account the Reverse Stock Split. Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger, which was March 25, 2024, all issued and outstanding shares of the Legacy Q32’s common stock (including common stock issued upon the conversion of all Legacy Q32’s Series A, Series A-1 and Series B preferred stock, conversion of Legacy Q32 convertible notes, but excluding the common stock issued in Pre-Closing Financing) converted into the right to receive 7,017,842 shares of Homology’s common stock based on the final exchange ratio of 0.0480 (the “Exchange Ratio”). Lastly, each option to purchase Legacy Q32’s shares that was outstanding and unexercised immediately prior to the effective time of the Merger was converted into an option to purchase shares of Homology common stock based on the final Exchange Ratio. On March 26, 2024, the combined company’s common stock began trading on the Nasdaq Global Market under the ticker symbol “QTTB.”

Unless the context otherwise indicates, references in this proxy statement to the “Company,” “we,” “our” and “us” refer, collectively, to Q32 Bio Inc., a Delaware corporation, and its consolidated subsidiaries (including Legacy Q32).

Q32 BIO INC.

830 Winter Street

Waltham, Massachusetts, 02451

PROXY STATEMENT

FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD FRIDAY, JUNE 13, 2025

INFORMATION CONCERNING SOLICITATION AND VOTING

This proxy statement contains information about the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Q32 Bio Inc., which will be held on June 13, 2025 at 9:00 a.m. Eastern Time. The Annual Meeting will be held entirely online this year. You will be able to attend and participate in the Annual Meeting online by visiting www.virtualshareholdermeeting.com/QTTB2025 and entering the 16-digit control number included on your proxy card. The Board of Directors of Q32 Bio Inc. (the “Board of Directors”) is using this proxy statement to solicit proxies for use at the Annual Meeting. In this proxy statement, the terms “Q32 Bio,” “we,” “us,” and “our” refer to Q32 Bio Inc. The mailing address of our principal executive offices is Q32 Bio Inc., 830 Winter Street, Waltham, Massachusetts 02451.

All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our Board of Directors with respect to each of the matters set forth in the accompanying Notice of Meeting (the “Notice”). You may revoke your proxy at any time before it is exercised at the virtual meeting by giving our Corporate Secretary written notice to that effect and as otherwise described in this proxy statement.

We made this proxy statement and our 2024 Annual Report to Stockholders for the fiscal year ended December 31, 2024 first available to stockholders on or around April 29, 2025.

Your vote is important. We encourage you to vote in advance, even if you plan to attend the Annual Meeting online. To vote online or by phone, you will need to use your 16-digit control number found on the Notice of Internet Availability of Proxy Materials, the proxy card, or the voting instruction form.

As permitted by the SEC rules, proxy materials were made available via the internet. Notice regarding availability of proxy materials and instructions on how to access those materials were mailed to certain stockholders of record on or about April 29, 2025 (the “Notice of Internet Availability of Proxy Materials”). The Notice of Internet Availability of Proxy Materials included instructions on how to vote and how to request a paper copy of the proxy materials. This method of notice and access gives the Company a low-cost way to furnish stockholders with their proxy materials. If you previously chose to receive proxy materials electronically, you will continue to receive access to these materials via email unless you elect otherwise.

Important Notice Regarding the Availability of Proxy Materials for

the Annual Meeting of Stockholders to be Held on Friday, June 13, 2025:

This proxy statement, the Notice of Internet Availability of Proxy Materials and our 2024 Annual Report to Stockholders are available for viewing, printing, and downloading at www.proxyvote.com.

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as filed with the SEC, except for exhibits, will be furnished without charge to any stockholder upon written request to Q32 Bio Inc., 830 Winter Street, Waltham, Massachusetts 02451, Attention: Corporate Secretary. This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 are also available on the SEC’s website at www.sec.gov.

Q32 BIO INC.

PROXY STATEMENT

FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

What is the purpose of the Annual Meeting?

At the Annual Meeting, our stockholders will consider and vote on the following matters:

1.
to elect three Class I directors, David Grayzel, Diyong Xu and Isaac Manke, nominated by the Board of Directors, each to serve for a three-year term expiring at the 2028 annual meeting of stockholders (“Proposal No. 1”);
2.
to approve an amendment to our Restated Certificate of Incorporation, as amended, to limit the liability of certain officers as permitted by amendments to Delaware law (“Proposal No. 2”);
3.
to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (“Proposal No. 3”);
4.
to approve, on a non-binding, advisory basis, the compensation of our named executive officers (“Proposal No. 4”);
5.
to vote, on a non-binding, advisory basis, on the preferred frequency of future advisory votes on the compensation of our named executive officers (“Proposal No. 5”);
6.
to approve the adjournment of the Annual Meeting to the extent there are insufficient votes at the Annual Meeting to approve Proposal No. 2 above (“Proposal No. 6”); and
7.
to transact any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

As of the date of this proxy statement, we are not aware of any business to come before the meeting other than the items noted above.

What are the Board of Directors recommendations for the stockholders?

Our Board of Directors unanimously recommends that you vote:

FOR the election of the three nominees to serve as Class I directors on our Board of Directors, each for a three-year term expiring at the 2028 annual meeting of stockholders;

FOR the approval of the amendment of our Restated Certificate of Incorporation, as amended, to limit the liability of certain officers as permitted by amendments to Delaware law;

FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025;

FOR the approval of, on a non-binding, advisory basis, the compensation of our named executive officers;

FOR “ONE YEAR” as the preferred frequency of future advisory votes on the compensation of our named executive officers; and

FOR the approval of the adjournment of the Annual Meeting to the extent there are insufficient votes at the Annual Meeting to approve Proposal No. 2 above.

Who is soliciting my vote?

Q32 Bio’s Board of Directors is soliciting your vote for the Annual Meeting.

When is the record date for the Annual Meeting?

The record date for determination of stockholders entitled to vote at the Annual Meeting is the close of business on April 16, 2025.

How many votes can be cast by all stockholders?

There were 12,197,615 shares of our common stock, par value $0.0001 per share, outstanding on April 16, 2025, all of which are entitled to vote with respect to all matters to be acted upon at the Annual Meeting. Each stockholder of record is entitled to one vote for each share of our common stock held by such stockholder. No shares of our undesignated preferred stock were outstanding as of April 16, 2025.

How do I vote?

If you are a stockholder of record, there are several ways for you to vote your shares.

•
By Telephone. You may vote using a touch-tone telephone by calling 1-800-690-6903, 24 hours a day, seven days a week. You will need the 16-digit control number included on the Notice of Internet Availability of Proxy Materials or the proxy card. Votes submitted by telephone must be received by 11:59 p.m., Eastern Time, on June 12, 2025.
•
By Internet (before the Annual Meeting). You may vote at www.proxyvote.com, 24 hours a day, seven days a week. You will need the 16-digit control number included on the Notice of Internet Availability of Proxy Materials or the proxy card. Votes submitted through the Internet must be received by 11:59 p.m., Eastern Time, on June 12, 2025.
•
By Mail. You may vote by mail by completing, signing, and dating the enclosed proxy card and returning it in the enclosed prepaid envelope. Proxy cards submitted by mail must be received no later than by June 12, 2025 to be voted at the Annual Meeting.
•
During the Annual Meeting. You may vote during the Annual Meeting by going to www.virtualshareholdermeeting.com/QTTB2025. You will need the 16-digit control number included on the Notice of Internet Availability of Proxy Materials, the proxy card, or the voting instruction form. If you previously voted via the Internet (or by telephone or mail), you will not limit your right to vote virtually at the Annual Meeting.
•
By QR Code. You may vote using your mobile device to scan the QR code on your proxy card. Votes submitted by scanning your QR code must be received no later than 11:59 p.m. Eastern Time on June 12, 2025.

Telephone and Internet voting for stockholders of record will be available until 11:59 p.m. Eastern Time on June 12, 2025, and mailed proxy cards must be received by June 12, 2025 in order to be counted at the Annual Meeting. If the Annual Meeting is adjourned or postponed, these deadlines may be extended.

The voting deadlines and availability of telephone and Internet voting for beneficial owners of shares held in “street name” will depend on the voting processes of the organization that holds your shares. Therefore, we urge you to carefully review and follow the voting instruction card and any other materials that you receive from that organization. If you hold your shares of our common stock in multiple accounts, you should vote your shares as described in each set of proxy materials you receive.

Why is the Annual Meeting a virtual, online meeting?

We believe that hosting a virtual meeting will facilitate stockholder attendance and participation by enabling stockholders to participate from any location around the world and improves our ability to communicate more effectively with our stockholders. We have designed the virtual meeting to provide substantially the same opportunities to participate as you would have at an in-person meeting.

How do I participate in the Virtual Annual Meeting?

We are pleased to use the virtual meeting format to facilitate stockholder attendance, voting and questions by leveraging technology to communicate more effectively and efficiently with our stockholders. This format allows stockholders to participate fully from any location, without the cost of travel.

To participate in the virtual meeting, visit www.virtualshareholdermeeting.com/QTTB2025 and enter the 16-digit control number included on the Notice of Internet Availability of Proxy Materials, the proxy card or the voting instruction form. You may begin to log into the meeting platform beginning at 8:45 a.m. Eastern Time on June 13, 2025. The meeting will begin promptly at 9:00 a.m. Eastern Time on June 13, 2025. We encourage you to access the Annual Meeting before it begins.

Stockholders will also have the opportunity to submit questions during the Annual Meeting through www.virtualshareholdermeeting.com/QTTB2025. Stockholders may submit questions during the Annual Meeting using the “Ask a Question” field on the virtual meeting website. A technical support telephone number will be posted on the log-in page of

www.virtualshareholdermeeting.com/QTTB2025 that you can call if you encounter any difficulties accessing the virtual meeting during the check-in or during the meeting.

How do I ask questions during the Virtual Annual Meeting?

Stockholders may submit questions during the Annual Meeting using the “Ask a Question” field on the virtual meeting website.

You will need to log in to the virtual meeting through www.virtualshareholdermeeting.com/QTTB2025 with your 16-digit control number found on the Notice of Internet Availability of Proxy Materials, the proxy card or the voting instruction form to submit a question during the meeting.

Time has been allocated on the agenda to respond to questions submitted during the Annual Meeting. Questions we do not answer during the Annual Meeting will be answered in writing and posted on the Company’s website at q32bio.com. Please refer to the Annual Meeting Rules of Conduct and Procedures for more information on how to ask questions. The Rules of Conduct and Procedures are available at www.proxyvote.com and during the Annual Meeting at www.virtualshareholdermeeting.com/QTTB2025.

We encourage you to access the Annual Meeting early. Online check-in will begin approximately 15 minutes before the 9:00 a.m. Eastern Time start time. If you encounter difficulties during the check-in or meeting time, we have technicians available to help you. The technical support contact information will be posted on the virtual meeting login page.

Where may I find copies of Proxy Materials and the 2024 Annual Report?

The Notice of Internet Availability of Proxy Materials and Proxy Statement and 2024 Annual Report are posted on the Company’s website at q32bio.com and at www.proxyvote.com.

How do I revoke my proxy?

You may revoke your proxy by (1) following the instructions on the Notice and entering a new vote by mail that we receive before the start of the Annual Meeting or over the Internet by the cutoff time of 11:59 p.m. Eastern Time on June 12, 2025, (2) attending and voting at the virtual Annual Meeting (although attendance at the virtual Annual Meeting will not in and of itself revoke a proxy), or (3) by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with our Corporate Secretary. Any written notice of revocation or subsequent proxy card must be received by our Corporate Secretary prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to our Corporate Secretary or sent to our principal executive offices at Q32 Bio Inc., 830 Winter Street, Waltham, Massachusetts 02451, Attention: Corporate Secretary.

If a broker, bank, or other nominee holds your shares, you must contact such broker, bank, or nominee in order to find out how to change your vote.

How is a quorum reached?

Our Amended and Restated Bylaws (“bylaws”) provide that a majority of the holders of voting power of the issued and outstanding shares entitled to vote, represented at the virtual Annual Meeting or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. There were 12,197,615 shares of our common stock outstanding and entitled to vote on the record date. Therefore, a quorum will be present if 6,098,808 shares of our common stock are present in person or represented by executed proxies timely received by us at the Annual Meeting. Shares present virtually during the Annual Meeting will be considered shares of common stock represented in person at the meeting.

Under the General Corporation Law of the State of Delaware, shares that are voted “abstain” or “withheld” and broker “non-votes” are counted as present for purposes of determining whether a quorum is present at the Annual Meeting. If a quorum is not present, the meeting may be adjourned until a quorum is obtained.

How is the vote counted?

Under our bylaws, any proposal other than an election of directors is decided by the affirmative vote of the holders of a majority in voting power of the votes cast for and against such proposal (excluding abstentions) at the meeting by the holders entitled to vote thereon, except where a different or minimum vote is required by law or by our Restated Certificate of Incorporation, or certificate of incorporation, the bylaws, the rules or regulations of any stock exchange applicable to the Company, or any law or regulation applicable to the Company or its securities. Abstentions and broker “non-votes” are not included in the tabulation of the voting results on any such proposal and, therefore, do not have an impact on such proposals. A broker “non-vote” occurs when a broker or nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item because it is considered to be a non-routine matter, under the rules of the New York Stock Exchange, and has not received voting instructions from the beneficial owner.

If your shares are held in “street name” by a brokerage firm, your brokerage firm is required to vote your shares according to your instructions. If you do not give instructions to your brokerage firm, the brokerage firm will still be able to vote your shares with respect to certain “routine” matters, but will not be allowed to vote your shares with respect to “non-routine” matters.

Proposal No. 1 is a “non-routine” item. If you do not instruct your broker how to vote with respect to this proposal, your broker may not vote for this proposal, and those votes will be counted as broker “non-votes.” To be elected, the directors nominated via Proposal No. 1 must receive a plurality of the votes cast and on the election of directors, meaning that the three director nominees receiving the most votes will be elected as directors. Votes withheld and broker non-votes will have no effect on the election of directors. Our bylaws and certificate of incorporation do not provide for cumulative voting rights in the election of directors.

Proposal No. 2 is a “non-routine” item. If you do not instruct your broker how to vote with respect to this proposal, your broker may not vote for this proposal, and those votes will be counted as broker “non-votes.” For Proposal No. 2, an affirmative vote of the holders of a majority in voting power of the outstanding shares of capital stock of the Company entitled to vote thereon is required to approve the amendment to the Restated Certification of Incorporation to limit the liability of certain officers as permitted by amendments to Delaware law. Abstentions are considered shares present and entitled to vote on this proposal and therefore an abstention will have the same effect as a vote “AGAINST” this proposal. Broker non-votes have the same effect as a vote “AGAINST” this proposal.

Proposal No. 3 is a “routine” item, and your brokerage firm will be able to vote on this proposal even if it does not receive instructions from you. For Proposal No. 3, an affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the meeting by the holders entitled to vote thereon is required to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025. Abstentions and broker non-votes, if any, will have no effect on the outcome of the vote on this proposal.

Proposal No. 4 is a “non-routine” item. If you do not instruct your broker how to vote with respect to this proposal, your broker may not vote for this proposal, and those votes will be counted as broker “non-votes.” For Proposal No. 4, an affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the meeting by the holders entitled to vote thereon is required to approve on a non-binding, advisory basis, the compensation of our named executive officers. Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.

Proposal No. 5 is a “non-routine” item. If you do not instruct your broker how to vote with respect to this proposal, your broker may not vote for this proposal, and those votes will be counted as broker “non-votes.” For Proposal No. 5, stockholders will not be voting to approve or disapprove of the recommendation of our Board of Directors on the preferred frequency of future advisory votes on the compensation of our named executive officers. The proxy card provides stockholders with the opportunity to choose among four options with respect to this proposal (holding the vote every one, two, or three years, or abstaining). The option that receives the highest number of votes properly cast will be deemed to be the frequency preferred by our stockholders. Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.

Proposal No. 6 is a “non-routine” item. If you do not instruct your broker how to vote with respect to this proposal, your broker may not vote for this proposal, and those votes will be counted as broker “non-votes.” For Proposal No. 6, an affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the meeting by the holders entitled to vote thereon is required to approve an adjournment of the Annual Meeting in case of insufficient votes to approve Proposal No. 2; provided, that in the absence of a quorum, the affirmative vote of the holders of a majority of the shares represented thereat is required for Proposal No. 6. Abstentions and broker non-votes will have no effect with respect to this proposal (assuming the presence of a quorum), or, in the absence of a quorum, will have the same effect as a vote against this proposal.

Proposal	Vote Required	Discretionary Voting Permitted?
1. Election of Directors	Plurality	No
2. Approval of the Amendment to the Restated Certificate of Incorporation to Limit the Liability of Certain our Officers	Affirmative vote of majority of outstanding shares entitled to vote thereon	No
3. Approval of the Ratification of the Appointment of Ernst & Young LLP as our Independent Registered Public Accounting Firm	Majority of votes properly cast	Yes
4. The advisory, non-binding vote on the compensation of our named executive officers	Majority of votes properly cast	No
5. Approval, on a non-binding, advisory basis, the preferred frequency of future advisory votes on compensation of our named executive officers	Highest number of votes properly cast	No
6. Approval of the adjournment of the Annual Meeting to the extent there are insufficient votes at the Annual Meeting to approve Proposal No. 2	Majority of votes properly cast; or in the absence of a quorum, affirmative vote of majority of the shares represented thereat	No

Who pays the cost for soliciting proxies?

We are making this solicitation and will pay the entire cost of preparing and distributing the Notice and our proxy materials and soliciting votes. If you choose to access the proxy materials or vote over the Internet, you are responsible for any Internet access charges that you may incur. Our officers and employees may, without compensation other than their regular compensation, solicit proxies through further mailings, personal conversations, facsimile transmissions, e-mails, or otherwise. We have hired Broadridge Financial Solutions, Inc. to assist us in the distribution of proxy materials and the solicitation of votes described above. Proxy solicitation expenses that we will pay include those for preparation, mailing, returning, and tabulating the proxies.

How may stockholders submit matters for consideration at an annual meeting?

The required notice must be in writing and received by our Corporate Secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting, i.e., between February 13, 2026 and March 15, 2026. However, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, or if no annual meeting were held in the preceding year, a stockholder’s notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the 10th day following the day on which public disclosure of the date of such annual meeting was first made.

In addition, any stockholder proposal intended to be included in the proxy statement for the next annual meeting of our stockholders in 2026 must also satisfy the requirements of SEC Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and be received not later than December 30, 2025. If the date of the annual meeting is moved by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, then notice must be received within a reasonable time before we begin to print and send proxy materials. If that happens, we will publicly announce the deadline for submitting a proposal in a press release or in a document filed with the Securities Exchange Commission (“SEC”). A proposal submitted outside the requirements of Rule 14a-8 under the Exchange Act will be considered untimely if received after March 15, 2026. Rule 14a-8 proposals must be delivered by mail to Q32 Bio Inc., 830 Winter Street, Waltham, Massachusetts 02451, Attention: Corporate Secretary. We also encourage you to submit any such proposals via email to IR@q32bio.com.

In addition to satisfying the foregoing requirements, stockholders who intend to solicit proxies in support of a stockholder nominee must also comply with the additional requirements of Rule 14a-19(b) under the Exchange Act.

How can I know the voting results?

We plan to announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K to be filed with the SEC within four business days following the Annual Meeting.

PROPOSAL NO. 1 — ELECTION OF CLASS I DIRECTORS

Our Board of Directors currently consists of nine members. In accordance with the terms of our certificate of incorporation and bylaws, our Board of Directors is divided into three classes, Class I, Class II, and Class III, with members of each class serving staggered three-year terms. The members of the classes are divided as follows:

•
the Class I directors are David Grayzel, M.D., Isaac Manke, Ph.D., and Diyong Xu, and their terms will expire at this Annual Meeting;
•
the Class II directors are Kathleen LaPorte, Jodie Morrison, and Arthur Tzianabos, Ph.D., and their terms will expire at the annual meeting of stockholders to be held in 2026; and
•
the Class III directors are Mark Iwicki (Chair), Bill Lundberg, M.D., and Mary Thistle, and their terms will expire at the annual meeting of stockholders to be held in 2027, except that on April 25, 2025, Mr. Iwicki provided notice of his resignation from our Board of Directors, effective as of December 31, 2025.

Upon the expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires.

Our certificate of incorporation and bylaws provide that the authorized number of directors may be changed only by resolution of our Board of Directors, subject to the rights of holders of our preferred stock. Our certificate of incorporation also provides that our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds (2/3) in voting power of the outstanding shares then entitled to vote in an election of directors, and that any vacancy on our Board of Directors, including a vacancy in our Board of Directors resulting from newly created directorship in our Board of Directors, may be filled only by vote of a majority of our directors then in office, although less than a quorum, or by a sole remaining director, in each case subject to the rights of holders of our preferred stock.

Our Board of Directors has nominated David Grayzel, M.D., Isaac Manke, Ph.D., and Diyong Xu for election as the Class I directors at the Annual Meeting. The nominees, David Grayzel, M.D., Isaac Manke, Ph.D., and Diyong Xu, are presently directors, and have indicated a willingness to continue to serve as directors, if elected. and management has no reason to believe that such nominees will be unavailable to serve. If elected at the Annual Meeting, each of these nominees would serve until the 2028 annual meeting of stockholders and until his successor has been duly elected and qualified, or, if sooner, until the director’s death, resignation or removal. If the nominees become unable or unwilling to serve, however, the proxies will be voted for any nominee who may be designated by the present Board to fill the vacancy. Proxies may not be voted for a greater number of persons than the number of nominees named in this proxy statement as only Class I is up for re-election at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the nominees named below.

Nominees for Election as Class I Directors

The following table identifies our nominees for Class I directors and sets forth their principal occupation and business experience during the last five years and their ages as of April 16, 2025.

Name	Positions and Offices Held with Q32 Bio	Served as a Director Since	Age
David Grayzel, M.D.	Director	2024	57
Isaac Manke, Ph.D.	Director	2024	48
Diyong Xu	Director	2024	43

David Grayzel, M.D. Dr. Grayzel has served as a member of our Board of Directors since March 2024. Dr. Grayzel was a co-founder of Legacy Q32 and previously served as a member of Legacy Q32’s board of directors since 2017. Since joining Atlas in 2010, Dr. Grayzel has co-founded and served as chief executive officer of numerous companies including Arteaus Therapeutics acquired by Eli Lilly in 2014, Annovation Biopharma acquired by The Medicines Company in 2015, and was a founding board member of both Delinia acquired by Celgene in 2017, and Cadent Therapeutics acquired by Novartis in 2021. Dr. Grayzel is a co-founder and board member of Vima Therapeutics, and also sits on the boards of Affinia Therapeutics and TRIANA Biomedicines. He was previously a board director of Aerovate Therapeutics, Inc., ("Aerovate") until its merger with Jade Biosciences, Inc., Surface Oncology acquired by Coherus (NASDAQ: CHRS), Xilio Therapeutics (NASDAQ: XLO), and a board observer at Day One Biopharmaceuticals (NASDAQ: DAWN). Dr. Grayzel received a B.A. from Stanford University, an M.D. from Harvard Medical School, and completed his internship and residency training in internal medicine at Massachusetts General Hospital. We believe Dr. Grayzel’s experience as an investor and board member in the life sciences industry, as well as his scientific and medical knowledge, provides him with the qualifications and skills to serve as a member of our Board of Directors.

Isaac Manke, Ph.D. Dr. Manke has served as a member of our Board of Directors since March 2024. Dr. Manke previously served as a member of Legacy Q32’s board of directors since October 2020. Dr. Manke is currently a General Partner at Acorn Bioventures, where he focuses on investing in small cap public and private biotechnology companies. Prior to Acorn, Dr. Manke spent eleven years at New Leaf Venture Partners (NLV) through 2019. In addition to private venture investments, during his time at NLV, Dr. Manke also led the firm’s public investment activities. Dr. Manke has been a board member for several public and private biotechnology companies. Dr. Manke received a B.A. in Biology and a B.A. in Chemistry at Minnesota State University (Moorhead), and a Ph.D. in Biophysical Chemistry and Molecular Structure at the Massachusetts Institute of Technology, or MIT. We believe Dr. Manke’s experience in the life sciences industry provides him with the qualifications and skills to serve as a member of our Board of Directors.

Diyong Xu. Mr. Xu has served as a member of our Board since March 2024. Mr. Xu previously served as a member of Legacy Q32’s board of directors since August 2020. Mr. Xu is a Principal at OrbiMed Advisors LLC, an investment firm, where he has served in various roles of increasing responsibility since August 2012. Mr. Xu presently serves on the boards of directors of several private companies. Prior to joining OrbiMed, Mr. Xu worked for Lazard Freres & Co. in its Healthcare Investment Banking Group. Mr. Xu received an M.S. in Management Science and Engineering from Stanford University, an M.S. in Molecular and Cellular Biology from Dartmouth College, and a B.S. in Biology from Zhejiang University. We believe Mr. Xu’s experience in the life sciences industry provides him with the qualifications and skills to serve as a member of our Board of Directors.

Vote Required and Board of Directors’ Recommendation

Under our bylaws, directors are elected by a plurality of the votes cast on the election of directors. This means that the three (3) director nominees receiving the highest number of affirmative votes will be elected as directors. You may vote "for" or "withhold" for each director nominee. Withholding authority to vote your shares with respect to one or more director nominees will have no effect on the election of those nominees. Broker non-votes will have no effect on the election of the nominees.

The Board of Directors unanimously recommends voting “FOR” the election of David Grayzel, M.D., Isaac Manke, Ph.D. and Diyong Xu as the Class I directors, each to serve for a three-year term ending at the Annual Meeting of stockholders to be held in 2028 or until their successors have been duly elected and qualified.

Directors Not Standing for Election or Re-Election

The following table and paragraphs identify our directors who are not standing for election or re-election at this year’s Annual Meeting, and sets forth their principal occupation and business experience during the last five years and their ages as of April 16, 2025.

Name	Positions and Offices Held with Q32 Bio	Served as a Director Since	Class and Year in Which Term Will Expire	Age
Kathleen LaPorte	Director	2024	Class II - 2026	63
Jodie Morrison	Chief Executive Officer and Director	2024	Class II - 2026	49
Arthur Tzianabos, Ph.D.	Director	2016	Class II - 2026	62
Mark Iwicki	Director	2024	Class III - 2027[1]	58
Bill Lundberg, M.D.	Director	2024	Class III - 2027	61
Mary Thistle	Director	2018	Class III - 2027	65

1. On April 25, 2025, Mr. Iwicki provided notice of his resignation from our Board of Directors, effective as of December 31, 2025.

Class II Directors

Kathleen LaPorte. Ms. LaPorte has served as a member of our Board since March 2024. Ms. LaPorte previously served as a member of Legacy Q32’s board of directors since July 2021. In addition, Ms. LaPorte has served as a director of CERo Therapeutics Holdings, Inc. (NASDAQ: CERO), Bolt Biotherapeutics, Inc. (NASDAQ: BOLT), Precipio Diagnostics (NASDAQ: PRPO), 89Bio (NASDAQ: ENTB) and Elysium Therapeutics. Ms. LaPorte also serves as the chair of the compensation committee of CERo Therapeutics since 2024, and the chair of the audit committees of both Bolt Biotherapeutics and Precipio Diagnostics, since 2020 and 2019, respectively. Ms. LaPorte serves as the chair of the compensation committee and a member of the nominating and governance committee of 89Bio since November 2021. Ms. LaPorte co-founded New Leaf Ventures, served as a General Partner of The Sprout Group from 1993 until 2005, and was Chief Business Officer and Chief Executive Officer of Nodality Inc from 2014 until 2016. Prior to her current roles, Ms. LaPorte served on the California Institute for Regenerative Medicine. Ms. LaPorte holds a B.S. degree in Biology from Yale University and an M.B.A. from the Stanford University Graduate School of Business. We believe Ms. LaPorte’s significant leadership experience in the biopharmaceutical industry provides her with the qualifications and skills to serve as a member of our Board of Directors.

Jodie Morrison. Ms. Morrison has served as our Chief Executive Officer and a member of our Board since March 2024. Ms. Morrison previously served as a member of Legacy Q32’s board of directors since September 2022. Ms. Morrison also previously served as the President and Chief Executive Officer of Legacy Q32, where she had been employed since September 2022. Prior to joining Legacy Q32, Ms. Morrison was a Venture Partner at Atlas Venture from July 2021 to September 2022, Chief Executive Officer of Cadent Therapeutics from January 2019 to March 2021, and Chief Executive Officer of Keryx Biopharmaceuticals from April 2018 until December 2018. Ms. Morrison has also served as an Advisor at Atlas Venture since January 2019. She also currently sits on the board of directors of Rectify Pharmaceuticals. She has previously served as the chair of the board at Ribon Therapeutics and held board positions at Aileron Therapeutics, Akebia and Keryx. Ms. Morrison received a certificate through the Greater Boston Executive Program at the MIT Sloan School of Management, a clinical research certification from Boston University School of Medicine, and a B.A. in Neuroscience from Mount Holyoke College. We believe Ms. Morrison’s experience in the biopharmaceutical industry provides her with the qualifications and skills to serve as a member of our Board of Directors.

Arthur O. Tzianabos, Ph.D. Dr. Tzianabos previously served as the Chairman of our Board since September 2022 to March 2024, and has served as a member of our Board since April 2016. Dr. Tzianabos has served as President and CEO of Lifordi Immunotherapeutics since June 2023 and as Venture Partner at 5AM Ventures since September 2022. Dr. Tzianabos was Homology’s President and Chief Executive Officer from April 2016 to September 2022. Dr. Tzianabos joined Homology from OvaScience, Inc., a biotechnology company (which has since merged with and into Millendo Therapeutics, Inc.), where he served as President and Chief Scientific Officer from September 2013 to March 2016. Prior to OvaScience, Dr. Tzianabos spent eight years at Shire plc, a biotechnology company, where he served in positions of increasing responsibility, including Senior Director, Discovery Research, Vice President, Program Management and Senior Vice President and Head, Research and Early Development. From 1992 to 2005, Dr. Tzianabos was a faculty member at Harvard Medical School and maintained laboratories at the Channing Laboratory, Brigham and Women’s Hospital and the Department of Microbiology and Molecular Genetics at Harvard Medical School. Dr. Tzianabos has served as chairman and a director of Stoke Therapeutics, Inc. (NASDAQ: STOK), a public biotechnology company, since April 2018. Dr. Tzianabos previously served as chairman of the board of directors of Akouos, Inc., a public biotechnology company, from July 2018 until its acquisition by Eli Lilly in December 2022, and a director of BIND Therapeutics, Inc., a biotechnology company, from October 2015 until its acquisition by Pfizer in July 2016. Dr. Tzianabos holds a B.S. in Biology from Boston College and a Ph.D. in Microbiology from the University of New Hampshire, and completed a Post-Doctoral Fellowship in Immunology at Harvard Medical School. We believe Dr. Tzianabos’ extensive academic and clinical experience, as well as his industry knowledge, qualifies him to serve as a member of our Board of Directors.

Class III Directors

Mark Iwicki. Mr. Iwicki has served as a member of our Board since March 2024. Mr. Iwicki previously served as the Chairman of Legacy Q32’s board of directors since 2020. Mr. Iwicki currently serves as President and Chief Executive Officer of Inhibikase Therapeutics, Inc. (NASDAQ: IKT), or Inhibikase, since February 2025. Previously, Mr. Iwicki served as Chief Executive Officer of Kala Bio, Inc. (NASDAQ: KALA), or Kala Bio, from September 2015 to February 2025. Prior to this role, Mr. Iwicki served as President and Chief Executive Officer of Civitas Therapeutics, Inc. or Civitas, a biopharmaceutical company, from January 2014 until November 2014, as well as President and Chief Executive Officer of Blend Therapeutics, Inc., or Blend, a pharmaceutical company, from December 2012 until January 2014. Prior to Blend, Mr. Iwicki served as President and Chief Executive Officer of Sunovion Pharmaceuticals Inc., or Sunovion, a pharmaceutical company from October 2007 until June 2012. Prior to joining Sunovion, Mr. Iwicki worked in various roles at Novartis Pharmaceuticals Corporation, a biopharmaceutical company, from March 1998 to October 2007, where he most recently was Vice President and Business Unit

Head. Prior to Novartis, Mr. Iwicki held management positions at Astra Merck Inc. and Merck & Co., Inc. In addition to serving as Executive Chairman of our Board of Directors, Mr. Iwicki also currently serves on the boards of Inhibikase, Kala Bio, Akero Therapeutics, Inc. (NASDAQ: AKRO), Third Harmonic Bio, Inc. (NASDAQ: THRD) and Merus N.V. (NASDAQ: MRUS), or Merus. Mr. Iwicki previously served on the board of directors of Aerovate from 2021 to 2025 until its merger with Jade Biosciences, Inc., Aimmune Therapeutics, Inc. (NASDAQ: AIMT), a biopharmaceutical company, from 2015 to 2020, and Pulmatrix, Inc. (NASDAQ: PULM), a biopharmaceutical company, from 2015 to 2021. Mr. Iwicki will no longer serve on the board of directors of Third Harmonic Bio, Inc. following its planned dissolution in the third quarter of 2025. On April 25, 2025, Mr. Iwicki provided notice of his resignation from our Board of Directors, effective as of December 31, 2025. Mr. Iwicki holds a B.S. in Business Administration from Ball State University and an M.B.A. from Loyola University. We believe Mr. Iwicki’s significant leadership and investment experience in the biopharmaceutical industry provides him with the qualifications and skills to serve as a member of our Board of Directors.

Bill Lundberg, M.D. Dr. Lundberg has served as a member of our Board since March 2024. Dr. Lundberg previously served on Legacy Q32’s board of directors since December 2017. In addition to his role at Legacy Q32, Dr. Lundberg is the Chief Executive Officer, President, Principal Financial Officer and Director of Merus. Prior to that role, Dr. Lundberg served as Chief Scientific Officer at CRISPR Therapeutics AG (NASDAQ: CRSP), a biotechnology company, from January 2015 until February 2018. Dr. Lundberg also served as Vice President and Head of Transitional Medicine at Alexion Pharmaceuticals, Inc. from February 2011 until January 2015. Prior to that position, Dr. Lundberg served as Director and Chief Medical Officer of Taligen Therapeutics, Inc., a biotechnology company, which was acquired by Alexion in 2011. Prior to Taligen, he held several senior roles in clinical drug development and medical affairs at Xanthus/Antisoma, Wyeth (now Pfizer), and Genzyme. Dr. Lundberg currently serves on the board of directors of the publicly traded life science company Vor Biopharma (NASDAQ: VOR) and Merus. Dr. Lundberg holds an M.D. from Stanford University and an M.B.A. from the University of Massachusetts. We believe Dr. Lundberg’s experience, expertise and leadership in the biopharmaceutical industry qualifies him to serve as a member of our Board of Directors.

Mary Thistle. Ms. Thistle has served as a member of our Board since 2018. Ms. Thistle has served as Special Advisor to the Bill & Melinda Gates Medical Research Institute, a non-profit biotech organization, from the fall of 2020 to June 2022, and previously served as the organization’s Chief of Staff from January 2018 to the fall of 2020. Prior to that, she held senior leadership positions at Dimension Therapeutics, Inc., a gene therapy company, including Chief Operating Officer from 2016 to 2017 and Chief Business Officer from 2015 to 2016. Prior to joining Dimension Therapeutics, Inc., she spent six years at Cubist Pharmaceuticals, Inc., a biopharmaceutical company, where she held various leadership positions, including Senior Vice President, Business Development from 2014 to 2015, Vice President, Business Development from 2012 to 2013 and Senior Director, Business Development from 2009 to 2012. Prior to that, she held various positions at ViaCell, Inc. and PerkinElmer Inc. Ms. Thistle has served on the board of directors of Alaunos Therapeutics, Inc. (NASDAQ: TCRT), formerly known as Ziopharm Oncology, Inc. since November 2020, Entrada Therapeutics, Inc. (NASDAQ: TRDA) since May 2021 and Vigil Neuroscience, Inc. (NASDAQ: VIGL) since April 2022. Ms. Thistle holds a B.S. in Business and Accounting from the University of Massachusetts, Boston and is a former Certified Public Accountant. We believe Ms. Thistle’s finance and business development background and industry experience qualifies her to serve as a member of our Board of Directors.

There are no family relationships between or among any of our directors or executive officers. The principal occupation and employment during the past five years of each of our directors was carried on, in each case except as specifically identified above, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our directors and any other person or persons pursuant to which he or she is to be selected as a director.

Board Diversity

Of our nine directors, we have three directors who are female, and one director who has self-identified as Asian. As noted below, when considering director candidates, the nominating and corporate governance committee of the Board of Directors (the

“Nominating and Corporate Governance Committee”) considers any diversifying factors they deem appropriate, including, among other things, diversity in professional and personal experience, skills, background, race and gender.

Executive Officers

The following table identifies our executive officers and sets forth their current positions at the Company and their ages as of April 16, 2025.

Name	Positions Held with Q32 Bio	Officer Since	Age
Jodie Morrison	Chief Executive Officer and Director	2024	49
Lee Kalowski	Chief Financial Officer and President	2024	44
Jason Campagna, M.D., Ph.D.	Chief Medical Officer	2024	55
Shelia Violette, Ph.D.	Chief Scientific Officer	2024	64

Jodie Morrison. Ms. Morrison has served as our Chief Executive Officer and a member of our Board since 2024. For a description of Ms. Morrison’s relevant experience, please refer to Ms. Morrison’s biography contained in the section above entitled “Proposal No. 1: Election of Class I Directors.”

Lee Kalowski. M.B.A. Mr. Kalowski has served as our Chief Financial Officer and President since 2024. Mr. Kalowski previously served as Legacy Q32’s Interim Chief Financial Officer since October 2023 and has also served as a consultant to the life sciences industry since October 2023. Prior to joining Legacy Q32, Mr. Kalowski served as Chief Financial Officer from July 2017 to June 2023 and as President from January 2019 to June 2023 of Bicycle Therapeutics. Previously, Mr. Kalowski was Chief Financial Officer of Tokai Pharmaceuticals. Prior to Tokai, Mr. Kalowski served in global biotechnology equity research at Credit Suisse, where he covered companies in the biopharmaceutical industry as a Senior Analyst. Mr. Kalowski received a B.A. in biology and economics from Union College and an M.B.A. from The Wharton School of the University of Pennsylvania.

Jason A. Campagna, M.D., Ph.D. Dr. Campagna has served as our Chief Medical Officer since 2024. Dr. Campagna previously served as the Chief Medical Officer of Legacy Q32, where he had been employed since March 2021. Prior to this role, Dr. Campagna was Chief Medical Officer at Intercept Pharmaceuticals from November 2019 to March 2021, and where he also served as Senior Vice President and Global NASH Lead from August 2016 to November 2019. From December 2020 to March 2023, Dr. Campagna served on the board of directors for Plantable Health. Dr. Campagna holds an M.D./Ph.D. in Molecular and Cellular Pharmacology from the University of Miami Miller School of Medicine and a B.S. in Biology from the University of Miami.

Shelia M. Violette, Ph.D. Dr. Violette has served as our Chief Scientific Officer and President of Research since 2024. Dr. Violette previously served as the Chief Scientific Officer and President of Research of Legacy Q32, where she had been employed since September 2017. Prior to this role, Dr. Violette was an Entrepreneur in Residence at Atlas Venture from November 2016 to September 2017, and she has continued to serve as an Advisor since September 2017. From July 2016 to June 2021, Dr. Violette was an Adjunct Associate Professor at Yale University School of Medicine’s Department of Internal Medicine. Prior to that position, Dr. Violette held several senior roles in research at Biogen from March 2012 to October 2016. Dr. Violette currently serves on the Scientific Advisory Boards of Triveni Bio Inc., Morphic Therapeutics, Inc., Mediar Therapeutics Inc., and APIE Therapeutics Inc. Dr. Violette also served on the board of directors of Cytimmune Science from October 2021 to June 2023, and she was on the Scientific Advisory Boards of Scholar Rock Holding Corporation from April 2017 to December 2022, Enleofen Bio Pte Ltd from June 2017 to April 2020, and NuMedii, Inc. from February 2018 to February 2019. Dr. Violette holds a Ph.D. in Pharmacology from Yale University and a B.S. in Pharmacology from the Massachusetts College of Pharmacy.

The principal occupation and employment during the past five years of each of our executive officers was carried on, in each case except as specifically identified above, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our executive officers and any other person or persons pursuant to which he or she is to be selected as an executive officer.

There are no material legal proceedings to which any of our directors, executive officers, or affiliates is a party adverse to us or our subsidiary or in which any such person has a material interest adverse to us or our subsidiary.

PROPOSAL NO. 2 — APPROVAL OF AMENDMENT OF THE COMPANY’S RESTATED CERTIFICATE OF INCORPORATION

Background

The State of Delaware, which is our state of incorporation, enacted legislation in 2022 that enables Delaware companies to limit the liability of certain officers in limited circumstances under Section 102(b)(7) of the Delaware General Corporation Law (“DGCL”). As amended, DGCL Section 102(b)(7) now permits exculpation for direct claims brought by stockholders for breach of an officer’s fiduciary duty of care, including class action. It does not eliminate officers’ monetary liability for breach of fiduciary duty claims brought by the corporation itself or for derivative claims brought by stockholders in the name of the corporation. Furthermore, the limitation on liability does not apply to breaches of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit.

Our Board of Directors believes it is important to provide protection from certain liabilities and expenses that may discourage prospective or current directors from accepting or continuing membership on corporate boards and prospective or current officers from serving corporations. In the absence of such protection, qualified directors and officers might be deterred from serving as directors or officers due to exposure to personal liability and the risk that substantial expense will be incurred in defending lawsuits, regardless of merit. In particular, our Board took into account the narrow class and type of claims that such officers would be exculpated from liability pursuant to amended DGCL Section 102(b)(7), the limited number of our officers that would be affected, and the benefits our Board of Directors believes would accrue to our company by providing exculpation in accordance with amended DGCL Section 102(b)(7), including, without limitation, the ability to attract and retain key officers and the potential to reduce litigation costs associated with frivolous lawsuits.

Our Board of Directors balanced these considerations with our corporate governance guidelines and practices and determined that it is advisable and in the best interests of our company and our stockholders to amend the current exculpation and liability provisions in Article SEVENTH of our certificate of incorporation to adopt amended DGCL Section 102(b)(7) and extend exculpation protection to our officers in addition to our directors. We refer to this proposed amendment to our certificate of incorporation as the “Charter Amendment” in this proxy statement.

Text of Proposed Charter Amendment

The certificate of incorporation currently provides for the exculpation of directors, but does not include a provision that allows for the exculpation of officers. To ensure we are able to attract and retain key officers and in an effort to reduce litigation costs associated with frivolous lawsuits, we propose to amend Article SEVENTH of the certificate of incorporation so that it would state in its entirety as follows:

“SEVENTH: Limitation of liability shall be provided as follows:

1. Directors. Except to the extent that the General Corporation Law of the State of Delaware prohibits the elimination or limitation of liability of directors for breaches of fiduciary duty, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director, notwithstanding any provision of law imposing such liability. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal. If the General Corporation Law of the State of Delaware is amended to permit further elimination or limitation of the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware as so amended.

2. Officers. Except to the extent that the General Corporation Law of the State of Delaware prohibits the elimination or limitation of liability of officers for breaches of fiduciary duty, no officer of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as an officer, notwithstanding any provision of law imposing such liability. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any officer of the Corporation for or with respect to any acts or omissions of such officer occurring prior to such amendment or repeal. If the General Corporation Law of the State of Delaware is amended to permit further elimination or limitation of the personal liability of officers, then the liability of an officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware as so amended. For purposes of this Article SEVENTH, “officer” shall mean an individual who has been duly appointed as an officer of the Corporation and who, at the time of an act or omission as to which liability is asserted, is deemed to have consented to service of process to the registered agent of the Corporation as contemplated by 10 Del. C. § 3114(b).”

The proposed Certificate of Amendment to the certificate of incorporation (referred to in this Proposal No. 2 as the “Certificate of Amendment”) reflecting the foregoing Charter Amendment is attached as Annex A to this proxy statement.

Reasons for the Proposed Charter Amendment

Our Board of Directors believes it is appropriate for public companies in states that allow exculpation of officers to have exculpation clauses in their certificates of incorporation. The nature of the role of directors and officers often requires them to make decisions on crucial matters. Frequently, directors and officers must make decisions in response to time-sensitive opportunities and challenges, which can create substantial risk of investigations, claims, actions, suits or proceedings seeking to impose liability on the basis of hindsight, particularly in the current litigious environment and regardless of merit. Limiting concern about personal risk would empower both directors and officers to best exercise their business judgment in furtherance of stockholder interests. We expect our peers to adopt exculpation clauses that limit the personal liability of officers in their certificates of incorporation, and failing to adopt the proposed Charter Amendment could impact our recruitment and retention of exceptional officer candidates that conclude that the potential exposure to liabilities, costs of defense and other risks of proceedings exceeds the benefits of serving as an officer of our company.

For the reasons stated above, on April 10, 2025, our Board of Directors determined that the proposed Charter Amendment is advisable and in the best interest of our company and our stockholders and authorized and approved the proposed Charter Amendment and directed that it be considered at the Annual Meeting. Our Board believes the proposed Charter Amendment would better position us to attract top officer candidates and retain our current officers and enable the officers to exercise their business judgment in furtherance of the interests of the stockholders without the potential for distraction posed by the risk of personal liability. Additionally, it would align the protections for our officers with those protections currently afforded to our directors.

The proposed Charter Amendment is not being proposed in response to any specific resignation, threat of resignation or refusal to serve by any officer.

Timing and Effect of the Charter Amendment

If the proposed Charter Amendment is approved by our stockholders, it will become effective immediately upon the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, which we expect to file promptly after the Annual Meeting. Other than the replacement of the existing Article SEVENTH by the proposed Article SEVENTH, the remainder of the certificate of incorporation will remain unchanged after effectiveness of the Charter Amendment. If the proposed Charter Amendment is not approved by our stockholders, our certificate of incorporation will remain unchanged. In accordance with the DGCL, our Board of Directors may elect to abandon the proposed Charter Amendment without further action by the stockholders at any time prior to the effectiveness of the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, notwithstanding stockholder approval of the proposed Charter Amendment.

Vote Required and Board of Directors’ Recommendation

The approval of the proposed Charter Amendment requires an affirmative vote of the holders of a majority in voting power of the outstanding shares of capital stock of the Company entitled to vote thereon. Abstentions and broker non-votes will have the effect of a vote against the proposed Charter Amendment.

The Board of Directors unanimously recommends voting “FOR” Proposal No. 2 to approve the Charter Amendment to limit the liability of certain officers as permitted by amendments to Delaware law.

PROPOSAL NO. 3 — RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP

AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025

Our stockholders are being asked to ratify the appointment by the audit committee of the Board of Directors of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025. Deloitte & Touche LLP (“Deloitte”), served as the independent registered public accounting firm for Homology prior to the Merger. Deloitte was informed that it would be replaced by Ernst & Young LLP as our independent registered public accounting firm following the Merger. Ernst & Young LLP has served as the independent registered accounting firm of Legacy Q32 since 2020.

Stockholder approval is not required to appoint Ernst & Young LLP as our independent registered public accounting firm. However, the Board of Directors believes that submitting the appointment of Ernst & Young LLP to the stockholders for ratification is good corporate governance. If the stockholders do not ratify this appointment, the audit committee will reconsider whether to retain Ernst & Young LLP. Even if the selection of Ernst & Young LLP is ratified, the audit committee may, at its discretion, direct the appointment of a different independent registered public accounting firm at any time it decides that such a change would be in the best interest of the Company and its stockholders.

A representative of Ernst & Young LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and to respond to appropriate questions from our stockholders.

We incurred the following fees from Ernst & Young LLP during the year ended December 31, 2024 and from Deloitte during the year ended December 31, 2023, for the audit of the consolidated financial statements and for other services provided (in thousands). Deloitte served as Homology’s independent registered public accounting firm prior to completion of the Merger.

	2024	2023
	(in thousands)
Audit fees(1)	$717	$1,253
Audit-related fees(2)	—	—
Tax fees(3)	28	68
All other fees	—	2
Total fees	$745	$1,323

(1)
Audit fees in 2024 and 2023 consist of fees for the audit of our annual financial statements, the review of our interim financial statements included in our quarterly reports on Form 10-Q, and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings.
(2)
Audit-related fees consist of services that are reasonably related to the performance of the audit or review of our consolidated financial statements and that are not reported under “Audit fees.”
(3)
Tax fees consist of fees for tax advisory and tax compliance services.

Audit Committee Pre-approval Policy and Procedures

Our audit committee has adopted a policy relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm, which policy became effective as of March 25, 2024. This policy provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our audit committee, or the engagement is entered into pursuant to the pre-approval procedure described below. From time to time, our audit committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre-approval details the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

Prior to the adoption of this policy, our Board of Directors pre-approved all audit and non-audit services to be performed by our independent registered public accounting firm.

During 2024 and 2023, no services were provided to us by Ernst & Young LLP or Deloitte other than in accordance with the policies and procedures described above.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of a majority of the votes cast affirmatively or negatively (excluding abstentions) on this proposal is required to ratify the appointment of our independent public accountant. Shares that are voted “abstain” and broker non-votes, if any, will have no effect on the outcome of this proposal. However, we expect there will be no broker non-votes on this proposal because brokers have discretionary voting authority with respect to this proposal.

The Board of Directors unanimously recommends voting “FOR” Proposal No. 3 to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

PROPOSAL NO. 4 — NON-BINDING, ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and Section 14A(a)(2) of the Exchange Act, we are providing our stockholders the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement. This is commonly known as a “Say-on-Pay” proposal. Although this is a non-binding advisory vote, because we value the opinion of our stockholders, our Board of Directors and our compensation committee will consider the outcome of the “Say-on-Pay” vote described in this Proposal No. 4 and the related “Say-on-Frequency” vote described in Proposal No. 5 of this proxy statement at the Annual Meeting, as well as feedback received throughout the year, when making compensation determinations for our executive officers in the future.

This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. The compensation of our named executive officers subject to the vote is disclosed in the “Executive Compensation” section of this proxy statement, the compensation tables, and the related narrative disclosure that accompanies the compensation tables contained in this proxy statement. As discussed in those disclosures, we believe that our compensation policies and decisions are strongly aligned with our stockholders’ interests and are consistent with current market practices. Compensation of our named executive officers is designed to enable us to attract and retain talented and experienced executives to lead us successfully in a competitive environment. Accordingly, we are asking our stockholders to vote for the following resolution:

RESOLVED, that the Company’s stockholders hereby approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as disclosed in the proxy statement for the Annual Meeting of Stockholders, the “Executive Compensation”, the compensation tables and narrative discussion that accompanies the compensation tables.

This vote is advisory, and therefore not binding on us, the Board of Directors, or our compensation committee. However, our Board of Directors and compensation committee value your opinion and intend to consider the outcome of the vote when making compensation decisions in the future.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of a majority of the votes cast affirmatively or negatively (excluding abstentions) on this proposal is required to approve, on an advisory basis, the compensation of our named executive officers. Shares that are voted “abstain” and broker non-votes will have no effect on the outcome of this proposal.

The Board of Directors unanimously recommends voting “FOR” Proposal No. 4 to approve, on a non-binding, advisory basis, the compensation of our named executive officers.

PROPOSAL NO. 5 — NON-BINDING, ADVISORY VOTE ON THE PREFERRED FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

In accordance with the Dodd-Frank Act and Section 14A(a)(2) of the Exchange Act, we are also providing our stockholders with the opportunity to vote, on a non-binding, advisory basis, for their preference as to how frequently we should hold future “Say-on-Pay” votes. This is commonly known as a “Say-on-Frequency” proposal. We are asking our stockholders whether our future “Say-on-Pay” votes should occur every one, two, or three years. Stockholders may also abstain from voting.

The vote on this proposal is advisory; therefore, it is not binding on the Company, our Board of Directors or our compensation committee. We may determine in the future that it is in the best interests of the Company and our stockholders to hold “Say-on-Pay” votes more or less frequently than the frequency indicated by stockholders in voting on this proposal or as currently recommended by our Board of Directors. However, we plan to consider the results of the vote on this proposal in determining the frequency of our “Say-on-Pay” votes because we value the opinions of our stockholders.

Currently, we believe that it is in the best interests of the Company and our stockholders to hold a “Say-on-Pay” vote every year, and this is the frequency recommended by our Board of Directors. We believe this frequency will enable our stockholders to vote, on a non-binding, advisory basis, on our most recent executive compensation practices and decisions as presented in our annual proxy statements, which will lead to greater transparency and more meaningful and timely communication between the Company and our stockholders regarding the compensation of our named executive officers. Accordingly, we ask our stockholders to indicate their preferred voting frequency by voting for every “one year,” “two years,” or “three years” (or abstaining from voting) in response to the following resolution at the Annual Meeting:

RESOLVED, that the alternative of every one year, two years, or three years that receives the highest number of votes cast by stockholders in person or by proxy at this meeting will be deemed the preferred frequency with which the Company is to hold an advisory vote on the compensation of the Company’s named executive officers.

Vote Required and Board of Directors’ Recommendation

Stockholders will not be voting to approve or disapprove of the recommendation of our Board of Directors. The proxy card provides stockholders with the opportunity to choose among four options with respect to this proposal (holding the vote every one, two, or three years, or abstaining). The option that receives the highest number of votes properly cast will be deemed to be the frequency preferred by our stockholders. Shares that are voted “abstain” and broker non-votes will have no effect on the outcome of this proposal.

The Board of Directors unanimously recommends a vote, on a non-binding, advisory basis, for “ONE YEAR” as the preferred frequency for the advisory vote on the compensation of our named executed officers.

PROPOSAL NO. 6 — APPROVAL OF AN ADJOURNMENT OF THE ANNUAL MEETING TO THE EXTENT THERE ARE INSUFFICIENT VOTES TO APPROVE PROPOSAL NO. 2

We request our stockholders to consider and vote on a proposal to approve any adjournment of the Annual Meeting from time to time, if necessary or appropriate, including to solicit additional votes in favor of Proposal No. 2 if there are not sufficient votes at the time of the Annual Meeting to adopt Proposal No. 2 or to establish a quorum.

Vote Required and Board of Directors’ Recommendation

The approval of this proposal requires the affirmative vote of the holders of a majority of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon; provided, that in the absence of a quorum, the affirmative vote of the holders of a majority of the shares represented thereat is required for this proposal. Approval of this proposal is not a condition to the completion of Proposal No. 2. Abstentions and broker non-votes will have no effect with respect to this proposal (assuming the presence of a quorum), or, in the absence of a quorum, will have the same effect as a vote “AGAINST” this proposal.

The Board recommends a vote “FOR” this Proposal No. 6 relating to the adjournment of the Annual Meeting to the extent there are insufficient votes to approve Proposal No. 2.

CORPORATE GOVERNANCE

Director Nomination Process

The Nominating and Corporate Governance Committee is primarily responsible for searching for qualified director candidates for election to the Board of Directors and filling vacancies on the Board of Directors. To facilitate the search process, the Nominating and Corporate Governance Committee may solicit current directors and executives of the Company for the names of potentially qualified candidates or ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Nominating and Corporate Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders. Once potential candidates are identified, the Nominating and Corporate Governance Committee reviews the backgrounds of those candidates, evaluates candidates’ independence from the Company and potential conflicts of interest and determines if candidates meet the qualifications desired by the Nominating and Corporate Governance Committee for candidates for election as a director.

In evaluating the suitability of individual candidates (both new candidates and current Board members), the Nominating and Corporate Governance Committee, in recommending candidates for election, and the Board of Directors, in approving (and, in the case of vacancies, appointing) such candidates, may take into account many factors, including: personal and professional integrity, ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly held company; strong finance experience; experience relevant to the Company’s industry; experience as a board member or executive officer of another publicly held company; relevant academic expertise or other proficiency in an area of the Company’s operations; diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other board members; diversity of background and perspective, including, but not limited to, with respect to age, gender, race, place of residence and specialized experience; practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; and any other relevant qualifications, attributes or skills. The Board of Directors evaluates each individual in the context of the Board of Directors as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee may also consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board of Directors.

Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to the Nominating and Corporate Governance Committee, c/o Secretary, Q32 Bio Inc., 830 Winter Street, Waltham, MA. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

Director Independence

Applicable Nasdaq Stock Market LLC (“Nasdaq”), rules require a majority of a listed company’s Board of Directors to be comprised of independent directors within one year of listing. In addition, the Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent and that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act and that compensation committee members satisfy independence criteria set forth in Rule 10C-1 under the Exchange Act. Under applicable Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of the listed company’s Board of Directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the Board of Directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries. In addition, in affirmatively determining the independence of any director who will serve on a company’s compensation committee, Rule 10C-1 under the Exchange Act requires that a company’s Board of Directors must consider all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including: the source of compensation to the director, including any consulting, advisory or other compensatory fee paid by such company to the director, and whether the director is affiliated with the company or any of its subsidiaries or affiliates.

In April 2025, our Board of Directors undertook a review of the composition of our Board of Directors and its committees and the independence of each director. Based upon that review, our Board of Directors determined that Mark Iwicki, David Grayzel, Bill Lundberg, Kathleen LaPorte, Isaac Manke, Mary Thistle and Diyong Xu each qualify as “independent” in accordance with the listing requirements of Nasdaq. The Nasdaq independence definition includes a series of objective tests, including that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his family members has engaged in various types of business dealings with us. In addition, as required by Nasdaq rules, our Board of Directors has made a subjective determination as to each independent director that no relationships exist, which, in the opinion of our Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our Board reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management, including that each of Mr. Xu and Mr. Grayzel is affiliated with a separate significant stockholder. Jodie Morrison is not an “independent director” as defined by the Nasdaq rules as a result of her position as our Chief Executive Officer and Arthur Tzianabos is not an “independent director” as defined by the Nasdaq rules as a result of his position as our previous Chief Executive Officer from April 2016 to September 2022. There are no family relationships among any of our directors or executive officers.

Board Committees

Our Board of Directors has established an audit committee, a compensation committee, a nominating and corporate governance committee and a research and development committee. Each of these committees operates under a charter that satisfies the applicable standards of the SEC and Nasdaq. Each such committee reviews its respective charter annually. A current copy of the charter for each of the audit committee, compensation committee, nominating and corporate governance committee, and research and development committee is posted on the corporate governance section of our website, www.q32bio.com.

The members of each of the Board committees and committee Chairpersons are set forth in the following table:

Name	Audit	Compensation	Nominating and Corporate Governance	Research and Development
Kathleen LaPorte	Chairperson		X
Mark Iwicki	X	Chairperson
Bill Lundberg, M.D.		X		Chairperson
Isaac Manke, Ph.D.		X
Diyong Xu			X
Mary Thistle	X		Chairperson
Arthur Tzianabos, Ph.D.				X
David Grayzel, M.D.				X

Audit Committee

Mark Iwicki, Kathleen LaPorte, and Mary Thistle serve on the audit committee, which is chaired by Ms. LaPorte. Our Board of Directors has determined that each member of our current audit committee is “independent” for audit committee purposes as that term is defined in the rules of the SEC and the applicable Nasdaq rules, and each has sufficient knowledge in financial and auditing matters to serve on the audit committee. Our Board of Directors has designated Ms. LaPorte as an “audit committee financial expert,” as defined under the applicable rules of the SEC. During the fiscal year ended December 31, 2024, following the Closing Date of the Merger, the audit committee met four times. The report of the audit committee is included in this proxy statement under “Report of the Audit Committee.” The audit committee’s responsibilities include:

•
appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;
•
overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from such firm;
•
reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;
•
monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;
•
discussing our risk management policies;

•
establishing policies regarding hiring employees from the independent registered public accounting firm and procedures for the receipt and retention of accounting-related complaints and concerns;
•
meeting independently with our internal auditing staff, if any, independent registered public accounting firm and management;
•
reviewing and approving or ratifying any related person transactions; and
•
preparing the audit committee report required by the SEC rules.

All audit and non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm must be approved in advance by our audit committee.

Compensation Committee

Mark Iwicki, Bill Lundberg, M.D., and Isaac Manke, Ph.D. serve on the compensation committee, which is chaired by Mr. Iwicki. Our Board of Directors has determined that each member of the compensation committee is “independent” as defined in the applicable Nasdaq rules. During the fiscal year ended December 31, 2024, following the Closing Date of the Merger, the compensation committee met two times. The compensation committee’s responsibilities include:

•
reviewing and approving, or recommending for approval by the Board, the compensation of our CEO and our other executive officers;
•
overseeing and administering our cash and equity incentive plans;
•
reviewing and making recommendations to the Board of Directors with respect to director compensation;
•
periodically evaluating the Company’s succession plans for the Chief Executive Officer and other executive officers;
•
overseeing and periodically reviewing matters related to the Company’s human capital management as well as the Company’s key human capital policies and practices, including with respect to diversity, equity and inclusion, workplace culture, and equitable pay practices;
•
reviewing and discussing annually with management our “Compensation Discussion and Analysis,” to the extent required; and
•
preparing the annual compensation committee report, to the extent required by SEC rules.

The compensation committee generally considers the Chief Executive Officer’s recommendations when making decisions regarding the compensation of non-employee directors and executive officers (other than the Chief Executive Officer). Pursuant to the compensation committee’s charter, the compensation committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities.

The compensation committee may delegate its authority under its charter to one or more subcommittees as it deems appropriate from time to time. The compensation committee may also delegate to an officer the authority to grant equity awards to certain employees, as further described in its charter and subject to the terms of our equity plans.

Nominating and Corporate Governance Committee

Kathleen LaPorte, Mary Thistle, and Diyong Xu serve on the nominating and corporate governance committee, which is chaired by Ms. Thistle. Our Board of Directors has determined that each member of the nominating and corporate governance committee is “independent” as defined in the applicable Nasdaq rules. During the fiscal year ended December 31, 2024, following the Closing Date of the Merger, the nominating and corporate governance committee met one time. The nominating and corporate governance committee’s responsibilities include:

•
developing and recommending to the Board of Directors, criteria for board and committee membership;
•
establishing procedures for identifying and evaluating board of director candidates, including nominees recommended by stockholders;
•
reviewing the size and composition of the Board of Directors to ensure that it is composed of members containing the appropriate skills and expertise to advise us;
•
identifying individuals qualified to become members of the Board of Directors;

•
recommending to the Board of Directors the persons to be nominated for election as directors and to each of the board’s committees;
•
overseeing the evaluation of our Board of Directors, and
•
reviewing and recommending to the Board of Directors a set of corporate governance guidelines.

The nominating and corporate governance committee considers candidates for Board of Director membership suggested by its members, other members of the Board of Directors, and the Chief Executive Officer. Additionally, in selecting nominees for directors, the nominating and corporate governance committee will review candidates recommended by stockholders in the same manner and using the same general criteria as candidates recruited by the committee and/or recommended by our Board of Directors. Any stockholder who wishes to recommend a candidate for consideration by the committee as a nominee for director should follow the procedures described later in this proxy statement under the heading “Stockholder Proposals.” The nominating and corporate governance committee will also consider whether to nominate any person proposed by a stockholder in accordance with the provisions of our bylaws relating to stockholder nominations as described later in this proxy statement under the heading “Stockholder Proposals.”

Research and Development Committee

David Grayzel, M.D., Bill Lundberg, M.D., and Arthur Tzianabos, Ph.D. serve on the research and development committee, which is chaired by Dr. Lundberg. During the fiscal year ended December 31, 2024, following the Closing Date of the Merger, the research and development committee met two times. The research and development committee’s responsibilities include:

•
reviewing, evaluating, and advising the Board of Directors and management regarding our long-term strategic goals and objectives related to our research and development programs;
•
monitoring and evaluating trends in research and development, and recommending to the Board and management emerging technologies for building the Company’s technological strength;
•
regularly reviewing the Company’s research and development pipeline; and
•
assisting the Board of Directors with its oversight responsibility for enterprise risk management in areas affecting the Company’s research and development.

Board and Committee Meetings Attendance

Following the Closing Date of the Merger, the full Board of Directors met seven times during 2024. During 2024, each member of the Board of Directors attended in person or participated by teleconference in 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors (held during the period for which such person has been a director) and (ii) the total number of meetings held by all committees of the Board of Directors on which such person served (during the periods that such person served).

Director Attendance at Annual Meeting of Stockholders

Our corporate governance guidelines provide that directors are encouraged to attend the annual meeting of stockholders and our directors are expected to participate in the virtual Annual Meeting unless they have a conflict that cannot be resolved.

Anti -Hedging Policy

Our Board has adopted an insider trading policy, which applies to all of our directors, officers and employees. The policy prohibits our directors, officers and employees and any entities they control from engaging in the following transactions:

•
selling any of our securities that they do not own at the time of the sale (referred to as a “short sale”);
•
buying or selling puts, calls, other derivative securities of the Company or any derivative securities that provide the economic equivalent of ownership of any of our securities or an opportunity, direct or indirect, to profit from any change in the value of our securities or engaging in any other hedging transaction with respect to our securities;
•
using our securities as collateral in a margin account; and
•
pledging our securities as collateral for a loan (or modifying an existing pledge).

A copy of our insider trading policy is filed with our 2024 Annual Report as Exhibit 19.1.

It is also the policy of the Company to comply with all applicable securities laws when transacting in its own securities. We believe that our policies and procedures are reasonably designed to promote compliance with insider trading laws, any applicable securities laws, rules, regulations and any exchange listing standards.

Code of Business Conduct and Ethics

Our Board of Directors has adopted a Code of Conduct applicable to all officers, directors and other employees, including our principal executive officer, principal financial officer, principal accounting officer and controller, and persons performing similar functions. A copy of our Code of Conduct is available at the Investors & Media section of our website, located at www.q32bio.com, under “Investors & Media–Corporate Governance–Documents and Charters.” We intend to disclose on our website any amendments to, or waivers from, our Code of Conduct that are required to be disclosed pursuant to the rules of the SEC, as well as Nasdaq’s requirement to disclose waivers with respect to directors and executive officers. The information contained on our website is not considered part of, or incorporated by reference into, this proxy statement or any other filing that we make with the SEC.

Board Leadership Structure and Board’s Role in Risk Oversight

Our amended and restated bylaws and Corporate Governance Guidelines provide our Board of Directors with flexibility to combine or separate the positions of Chairman of the Board of Directors and Chief Executive Officer in accordance with its determination that utilizing one or the other structure would be in the best interests of our Company.

Currently, the role of chairman of the board is separated from the role of chief executive officer, and Mark Iwicki serves as chairman of the Board of Directors. We currently believe that separating these positions allows our chief executive officer to focus on our day-to-day business, while allowing the chairman of the board to lead the Board of Directors in its fundamental role of providing advice to, and independent oversight, of management. Our Board of Directors recognizes the time, effort, and energy that the chief executive officer is required to devote to his position in the current business environment, as well as the commitment required to serve as our chairman, particularly as the Board of Directors’ oversight responsibilities continue to grow. While our bylaws and our corporate governance guidelines do not require that our chairman and chief executive officer positions be separate, our Board of Directors believes that having separate positions is the appropriate leadership structure for us at this time and demonstrates our commitment to good corporate governance.

If the Chairman of the Board of Directors is a member of management or does not otherwise qualify as independent, our Corporate Governance Guidelines provide for the appointment by the independent directors of a Lead Director. The Lead Director’s responsibilities include, but are not limited to, presiding over all meetings of the Board at which the Chairman of the Board of Directors is not present, including any executive sessions of the independent directors, approving the Board of Directors’ meeting schedules and agendas, and acting as liaison between the independent directors and the Chief Executive Officer and the Chairman of the Board of Directors. Our Board of Directors is comprised of individuals with extensive experience in the biotechnology and pharmaceutical industries and, with the exception of Ms. Morrison and Dr. Tzianabos, our Board of Directors is comprised of directors who meet the independence standards of Nasdaq. For these reasons and because of the strong leadership of Ms. Morrison as our Chief Executive Officer and Mr. Iwicki as Chairman of the Board of Directors, our Board of Directors has concluded that our current leadership structure is appropriate at this time. However, our Board of Directors will continue to periodically review our leadership structure and may make changes in the future as it deems appropriate.

Risk is inherent to every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to our financial condition, development and commercialization activities, operations, strategic direction, and intellectual property. Risk assessment and oversight are an integral part of our governance and management processes. Our Board of Directors encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Throughout the year, senior management reviews these risks with the Board of Directors at regular Board of Directors meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks. Our Board of Directors does not have a standing risk management committee, but rather administers this oversight function directly through the Board of Directors as a whole, as well as through various standing committees of the Board of Directors that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure, including business continuity risks, and our Audit Committee is responsible for overseeing our major financial and cyber-security risk exposures and the steps our management has taken to monitor and control these exposures. The Audit Committee also monitors compliance with legal and regulatory requirements and considers and approves or disapproves any related person transactions. Our Nominating and Corporate Governance Committee oversees risks associated with our corporate governance framework and monitors the effectiveness of the Corporate Governance Guidelines. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. The Board of Directors does not believe that its role in the oversight of our risks affects the Board of Directors’ leadership structure.

Communication with our Directors

Any interested party with concerns about our company may report such concerns to the Board of Directors or any member of the Board of Directors, by submitting a written communication to the attention of such director at the following address:

c/o Q32 Bio Inc.

830 Winter Street

Waltham, Massachusetts, 02451

You may submit your concern anonymously or confidentially by postal mail. You may also indicate whether you are a stockholder, customer, supplier, or other interested party.

A copy of any such written communication may also be forwarded to our legal counsel and a copy of such communication may be retained for a reasonable period of time. The director may discuss the matter with our legal counsel, with independent advisors, with non-management directors, or with our management, or may take other action or no action as the director determines in good faith is necessary, using reasonable judgment, and applying his or her own discretion.

Communications may be forwarded to other directors if they relate to important substantive matters and include suggestions or comments that may be important for other directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances, and matters as to which we tend to receive repetitive or duplicative communications.

The audit committee oversees the procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or audit matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting, internal accounting controls or auditing matters. The Company has also established a toll-free telephone number for the reporting of such activity, which is 1-866-241-4955.

DIRECTOR COMPENSATION

On March 25, 2024, Homology completed the Merger with Legacy Q32. At the effective time of the Merger, a majority of the Homology directors resigned, with the exception of Arthur Tzianabos and Mary Thistle, and the remaining director vacancies were replaced by new directors designated by Legacy Q32. Accordingly, we have provided the compensation disclosure with respect to all directors of Homology and Legacy Q32 that served during 2024 and for those non-employee directors of Legacy Q32 that were appointed to our Board in connection with the Merger.

The following table sets forth information concerning the compensation earned for service on the board during the year ended December 31, 2024. Ms. Morrison’s compensation as a named executive officer is set forth under “- Summary Compensation Table.” Ms. Morrison did not receive any additional compensation for service as a director. None of our directors earned any compensation other than cash fees or stock option awards under the 2024 Plan during the fiscal year ended December 31, 2024. Accordingly, we have omitted all other columns from the table below.

Name	Fees Earned or Paid in Cash ($)(1)	Option Awards ($)(2)(3)	Total ($)
David Grayzel, M.D.	34,492	164,607	199,099
Mark Iwicki	85,316	329,215	414,531
Kathleen LaPorte	59,055	164,607	223,662
Bill Lundberg, M.D.	52,923	164,607	217,530
Isaac Manke, Ph.D.	35,258	164,607	199,865
Mary Thistle	58,024	164,607	222,631
Arthur Tzianabos, Ph.D.	51,427	164,607	216,034
Diyong Xu	34,492	164,607	199,099
Steven Gillis, Ph.D. (4)	10,839	—	10,839
Matthew R. Patterson (4)	10,725	—	10,725
Jeff Poulton (4)	15,242	—	15,242
Alise S. Reicin, M.D. (4)	12,194	—	12,194

(1)
Amounts reported represent cash retainer fees earned pursuant to our Non-Employee Director Compensation Policy for services performed during the period from January 1, 2024 through December 31, 2024. David Grayzel, M.D., Bill Lundberg, M.D. and Isaac Manke, Ph.D. elected to receive annual cash fees pursuant to our non-employee director compensation policy as in effect during fiscal 2024 in the form of stock options.
(2)
Amounts reported reflect the aggregate grant date fair value of option awards granted during 2024 calculated in accordance with the provisions of Financial Accounting Standards Board Accounting Standard Codification Topic 718, Compensation — Stock Compensation. Such grant date fair value does not take into account any estimated forfeitures related to service-vesting conditions. For information regarding assumptions underlying the valuation of equity awards, see Note 14 to our financial statements for the year ended December 31, 2024. These amounts do not correspond to the actual value that may be recognized by the named director upon vesting or exercise of such awards. Amounts exclude stock options granted in lieu of cash fees.
(3)
As of December 31, 2024, each director held options to purchase shares of the Company’s common stock as follows:

Name	Number of Shares Underlying Options
David Grayzel, M.D.	15,336
Mark Iwicki	70,371
Kathleen LaPorte	20,146
Bill Lundberg, M.D.	25,214
Isaac Manke, Ph.D.	15,394
Mary Thistle	12,767
Arthur Tzianabos, Ph.D.	38,441
Diyong Xu	12,767

(4)
Each of Dr. Gillis, Mr. Patterson, Mr. Poulton and Dr. Reicin served as directors of Homology and resigned upon consummation of the Merger.

Non-Employee Director Compensation Policy

On March 25, 2024, we adopted a Non-Employee Director Compensation Policy, pursuant to which our non-employee directors are eligible to receive compensation for service on the Board of Directors and committees of the Board of Directors. Our Non-Employee Director Compensation Policy is intended to provide a total compensation package that enables us to attract and retain, on a long-term basis, high-caliber directors who are not employees or officers of the Company or its subsidiaries, to serve as directors and to align our directors’ interests with those of our stockholders. Non-employee director compensation under this policy is reviewed by our compensation committee on a regular basis and the compensation committee engages a compensation consultant to assist the compensation committee in its review.

Cash Retainers

Each non-employee director receives an annual cash retainer of $40,000 for serving on the Board. The chairperson of the Board also receives an additional annual cash retainer of $30,000. Cash retainer fees to directors are payable in arrears in four equal quarterly installments on the last day of each quarter, provided that the amount of such payment is prorated for any portion of such quarter that the director is not serving on our Board of Directors or a particular committee.

The chairperson and members of the four standing committees of the Board are generally entitled to the following annual cash retainers:

2024 Annual Retainer
Board of Directors:
Nonemployee member	$40,000
Additional fee for Non-Executive Chair of the Board	$33,500
Audit Committee:
Member	$9,500
Additional fee for Chair	$9,500
Compensation Committee:
Member	$6,000
Additional fee for Chair	$6,000
Nominating and Corporate Governance Committee:
Member	$5,000
Additional fee for Chair	$5,000
Research and Development Committee:
Member	$5,000
Additional fee for Chair	$5,000

We also reimburse our non-employee directors for reasonable travel and out-of-pocket expenses incurred in connection with attending our Board of Director and committee meetings.

Option Awards in Lieu of Cash Fees

Under the non-employee director compensation policy, each non-employee director has the option to elect to receive all (but not a portion of) his or her annual cash retainer in the form of an equity award of a stock option to purchase that number of shares of the Company’s common stock with a grant date fair value (based on the Black-Scholes option-pricing model), determined in accordance with the reasonable assumptions and methodologies employed by the Company for calculating the fair value of options under ASC 718. Any such election shall be made (i) for any continuing non-employee director, during the month of December that is before the start of the calendar year with respect to any cash compensation for such calendar year and (ii) for any new non-employee director, within 30 days of her or his election to the Board of Directors. Any election (A) shall be irrevocable with respect to such calendar year and (B) shall automatically apply to the Annual Retainer for each subsequent calendar year unless otherwise revoked prior to the start of such calendar year. Each such stock option shall be granted effective January 15 of the applicable year (or April 1, in the case of 2024) (noting that if any such date is not a trading day, the next trading day shall be the grant date) and shall vest in four equal quarterly installments as of the last date of each calendar quarter subject to the non-employee director’s continued board service through such date (other than the stock options granted in 2024, which shall vest in three equal installments as of the last day of each remaining calendar quarter of 2024).

Equity Retainers

Initial Award

Upon his or her initial appointment or election to the Board of Directors, each non-employee director will receive an initial, one-time stock option award (the “Initial Award”) with a value of $228,000, determined using a Black-Scholes valuation model regularly used by us on the grant date, which shall vest as follows: one-third on the first anniversary of the grant date with the remainder in equal monthly installments over the following two years, subject to continued service as a director through the applicable vesting date. The Initial Award shall expire ten years from the date of grant, and shall have a per share exercise price equal to the fair market value of the Company’s common stock on the date of grant.

Annual Award

On each date of each annual meeting of our stockholders, each continuing non-employee director, other than a director receiving an Initial Award, will receive an annual stock option award (the “Annual Award”) with a value of $114,000, determined using a Black-Scholes valuation model regularly used by us on the grant date, which shall vest in full upon the earlier of (i) the first anniversary of the date of grant or (ii) the date of the next annual meeting of our stockholders. Such Annual Award shall expire ten years from the date of grant, and shall have a per share exercise price equal to the fair market value of the Company’s common stock on the date of grant.

Sale Event Acceleration

All outstanding Initial Awards and Annual Awards held by an Outside Director shall become fully vested and exercisable upon a Sale Event (as defined in the Company’s 2024 Stock Option and Incentive Plan (the “2024 Plan”)).

Director Compensation Prior to the Merger

Prior to the Merger, Legacy Q32 did not have a formal non-employee director compensation program but had entered into letter agreements with certain of its independent, non-employee directors that provided for quarterly payments of $10,000 for Ms. LaPorte and Mr. Lundberg and $12,500 for Mr. Iwicki.

Prior to the Merger, Homology maintained a compensation program for its non-employee directors under which each non-employee director received the following amounts for their service on Homology’s Board of Directors:

•
an option to purchase 46,000 shares of Homology’s common stock upon the director’s initial election or appointment to Homology’s Board of Directors,
•
if the director has served on Homology’s Board of Directors for at least six months as of the date of an annual meeting of stockholders, an option to purchase 23,000 shares of Homology’s common stock on the date of the annual meeting (the “Annual Award”),
•
an annual director fee of $40,000, and
•
if the director serves on a committee of Homology’s Board of Directors or in the other capacities stated below, an additional annual fee as follows:
o
chairman of the board, $35,000,
o
lead independent director, $35,000,
o
non-employee director service as lead director, $20,000,
o
chairman of the audit committee, $15,000,
o
audit committee member other than the chairman, $7,500,
o
chairman of the compensation committee, $10,000,
o
compensation committee member other than the chairman, $5,000,
o
chairman of the nominating and corporate governance committee, $8,000, and
o
nominating and corporate governance committee member other than the chairman, $4,000.

Director fees under the Homology director compensation program were payable in arrears in four equal quarterly installments not later than the fifteenth (15th) day following the final day of each calendar quarter, provided that the amount of each payment is prorated for any portion of a quarter that a director was not serving on Homology’s Board of Directors.

EXECUTIVE COMPENSATION

On March 25, 2024, Homology completed the Merger with Legacy Q32. At the effective time of the Merger, the management of Homology was replaced with the management of Legacy Q32. Unless otherwise indicated, the disclosures in this section regarding Homology’s common stock or securities convertible into common stock for periods or as of a date that precedes the closing of the Merger have been adjusted to give effect to the Reverse Stock Split, and the disclosures in this section regarding Legacy Q32’s common stock or securities convertible into Legacy Q32’s common stock for periods or as of a date that precedes the closing of the Merger have been adjusted to give effect to the Exchange Ratio and the Reverse Stock Split.

This discussion may contain forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that we adopt in the future could vary significantly from our historical practices and currently planned programs summarized in this discussion.

Our named executive officers for the year ended December 31, 2024 are the following individuals:

•
Jodie Morrison, our Chief Executive Officer;
•
Lee Kalowski, our Chief Financial Officer and President;
•
Jason Campagna, M.D., Ph.D., our Chief Medical Officer; and
•
Paul Alloway, Ph.D., J.D., Former President, Chief Operating Officer and Secretary of Homology.

Summary Compensation Table for Fiscal 2024

The following table presents the compensation awarded to, earned by or paid to (i) each individual who served as our principal executive officer (“PEO”) during the fiscal year ended December 31, 2024 and (ii) the two most highly-compensated executive officers (other than the PEO) who were serving as executive officers on December 31, 2024. The following table also presents information regarding the compensation awarded to, earned by, and paid to each such individual during the fiscal year ended December 31, 2023, to the extent he or she was a named executive officer for such year.

Name and Principal Position	Year	Salary ($)		Bonus ($)(1)	Option Awards ($)(2)	Stock Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Jodie Morrison	2024	627,112		—	5,142,498	—	230,802	2,826	6,003,238
Chief Executive Officer and Director	2023	525,032		—	223,275	—	327,000	600	1,075,907
Lee Kalowski	2024	432,442	(6)	—	2,103,216	—	146,900	171,451	2,854,009
Chief Financial Officer and President									—
Jason Campagna, M.D., Ph.D.	2024	494,854		—	921,568	—	130,000	3,066	1,549,488
Chief Medical Officer	2023	459,680		—	—	—	220,647	600	680,927
Paul Alloway, Ph.D., J.D.	2024	115,049		269,748	—	—	—	373,342	758,139
Former President, Chief Operating Officer and Secretary	2023	468,189		92,485	173,889	43,200	—	8,700	786,463

(1)
The amounts reported in the bonus column for 2023 and 2024 for Dr. Alloway are cash bonuses approved by Homology’s Board of Directors in connection with the Merger. Both bonuses were paid in 2024.
(2)
Amounts reported reflect the full grant date fair value of option awards granted during the year calculated in accordance with the provisions of Financial Accounting Standards Board Accounting Standard Codification Topic 718, Compensation — Stock Compensation (ASC Topic 718). Such aggregate grant date fair values do not take into account any estimated forfeitures related to service vesting conditions. For information regarding assumptions underlying the valuation of these awards, see Note 14 to our financial statements for the year ended December 31, 2024 in our 2024 Annual Report.
(3)
Amounts reported reflect the full grant date fair value of restricted stock units granted during the applicable year computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. For information regarding the assumptions used to calculate the value of all restricted stock units, see Note 14 to Homology’s consolidated financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2023.
(4)
Amounts reflect the actual cash incentive bonuses received by our named executive officers for performance of services in 2024 and 2023, as indicated, and were paid in the subsequent year. Bonuses were based upon achievement of corporate performance goals as determined by the Board of Directors.

(5)
For Ms. Morrison and Dr. Campagna, amounts consist of group term life insurance and family leave insurance contributions, wellness benefits and gift card bonuses. For Mr. Kalowski, the amount shown includes (i) $170,000 in consulting fees paid for services rendered during 2024 prior to his becoming a full-time employee and (ii) $1,451 of group term life insurance and family leave insurance contributions and wellness benefits. For Mr. Alloway, the amount shown includes (i) $353,933 in cash severance payments paid pursuant to his separation agreement, (ii) $19,125 in consulting fees paid for services rendered during 2024 and (iii) $285 of group term life insurance. For additional information, refer to the discussion below under the headings “Narrative Disclosure to Summary Compensation Table—Retirement Plans” and “—Employment Arrangements.”
(6)
Mr. Kalowski commenced employment with Q32 Bio on March 26, 2024. Mr. Kalowski previously served as Legacy Q32’s Interim Chief Financial Officer since October 2023. His annual base salary in 2024 was $565,000. The amount in the table above reflects $432,442 associated with the amount of annual base salary paid to him for his services during the period March 26, 2024 through December 31, 2024.

Narrative Disclosure to 2024 Summary Compensation Table

Our executive compensation program consists of a combination of base salary, non-equity incentive compensation and long-term equity incentives. We have designed our compensation program to reflect competitive levels of compensation for comparable positions in the market including among our peer companies, the historical compensation levels, individual performance, and the achievement of our corporate objectives.

Our compensation committee is primarily responsible for determining the compensation for all of our employees at or above the level of senior vice president (“Executives”). Our compensation committee reviews compensation, including base salary, non-equity incentive compensation, long-term equity incentives, severance benefits and other forms of compensation and benefits, for all Executives. The compensation committee reviews and approves the compensation for each Executive other than the chief executive officer and recommends the compensation for the chief executive officer to our Board of Directors for approval.

Our compensation committee requires that its compensation consultants be independent of Company management and performs an annual assessment of the compensation consultants’ independence to determine whether the consultants are independent. The compensation committee engaged an external national executive compensation consulting firm, Aon plc. (“Aon”), as a compensation consultant to assist the compensation committee in designing our executive compensation program and in making compensation decisions for our Executives for the year ended December 31, 2024. Aon reported directly to our compensation committee and Aon advised our compensation committee on best practices in executive compensation and provides our compensation committee with market data in an effort to ensure our compensation program is competitive and designed to attract, retain, and incentivize our named executive officers. Our compensation committee has assessed the independence of Aon consistent with Nasdaq listing standards and has concluded that their engagement does not raise any conflict of interest.

Base Salary

Each Executive’s base salary is a fixed component of annual compensation for performing specific duties and functions and has been established or recommended by our compensation committee taking into account each individual’s role, responsibilities, skills, and experience. Executive base salaries are reviewed annually and any adjustments are made based on the achievement of corporate objectives, the individual’s contributions to the Company during the previous year, and an analysis of compensation paid to individuals in similar positions at other companies, including companies classified as our peer companies.

In March 2024, the compensation committee reviewed and approved the base salaries of our Executives (other than our chief executive officer) and the Board of Directors reviewed the base salary of our chief executive officer, based upon the recommendation of the compensation committee. In making determinations regarding base salaries, the Board of Directors and compensation committee reviewed market data provided by Aon and the current compensation levels of our named executive officers. The 2024 annual base salaries below were effective upon the effective date of the Merger. The table below reflects the annual base salaries in effect in 2023 and 2024:

Named Executive Officer	2023 Base Salary ($)	2024 Base Salary ($)	Percentage Increase
Jodie Morrison	545,000	645,600	18.5%
Lee Kalowski	N/A	565,000	N/A
Jason Campagna, M.D., Ph.D.	459,680	500,000	8.8%

Non-Equity Incentive Compensation

We provide non-equity incentive compensation to our Executives through our annual bonus program. Our annual bonus program is intended to reward our executive officers for achieving corporate performance goals for a fiscal year. The target annual bonus for each of our Executives for 2024 was equal to the pro rata percentage of the Executive’s respective annual base salary specified below:

Named Executive Officer	2024 Target Bonus (% of Base Salary)
Jodie Morrison	55%
Lee Kalowski	40%
Jason Campagna, M.D., Ph.D.	40%

The actual cash incentive bonus determined or recommended by the compensation committee for our named executive officers is based 100% on the achievement of our corporate goals as determined by our Board of Directors. For 2024, the Board of Directors determined that in the case of each of the named executive officers, 65% of corporate goals were achieved. The amounts earned under our annual performance-based cash bonus plan with respect to 2024 are reported under the “Non-Equity Incentive Compensation” column in the 2024 Summary Compensation Table above.

Long-Term Equity Incentives

We believe that equity grants align the interests of our Executives with those of our stockholders. In addition, we believe that equity grants with a time-based vesting feature promote executive retention because this feature incentivizes our Executives to remain in our employment during the vesting period.

In March 2024, our compensation committee approved and granted a stock option award, subject to time-based vesting, to each of our named executive officers with the exception of Paul Alloway. The amounts granted were based in part on individual performance and the achievement of our corporate goals for fiscal year 2023 as well as reviewing data on equity awards granted to individuals in similar positions at other companies. The compensation committee believes that this deliberate mix of equity ensures that a substantial component of compensation for our named executive officers remains tied to stock price performance through stock options, while promoting retention through restricted stock units. The compensation committee will continue to evaluate its long-term incentive strategy and may adjust the mix of award types or approve different award types as part of the Company’s overall compensation strategy, including performance equity.

Policy Regarding Timing of Awards of Options and Other Option-Like Instruments

During 2024, our Board of Directors and compensation committee did not take into account any material nonpublic information when determining the timing and terms of equity incentive awards, and we did not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. During 2024, we did not grant stock options to any of our named executive officers during any period beginning four business days before and ending one business day after the filing or furnishing of a Form 10-K, 10-Q or 8-K that discloses material nonpublic information.

Outstanding Equity Awards at 2024 Fiscal Year End Table

The following table presents information regarding all outstanding equity awards held by each of our named executive officers on December 31, 2024.

			Option Awards (1)
Name and Principal Position(9)	Vesting Commencement Date		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)(7)	Option Expiration Date
Jodie Morrison, Chief Executive Officer	9/8/2022	(2)	85,901	66,799	$7.50	11/17/2032
	11/1/2022	(2)	79,537	73,163	$7.50	11/17/2032
	10/19/2023	(2)	4,932	11,969	$17.08	11/9/2033
	3/25/2024	(3)	—	394,445	$16.83	3/25/2034
Lee Kalowski, Chief Financial Officer	10/15/2023	(4)	16,901	—	$17.08	11/9/2033
	10/13/2023	(3)	47,051	114,272	$16.83	03/25/2034
Jason Campagna, M.D., Ph.D.,	3/8/2021	(5)	82,255	5,483	$7.29	3/25/2031
Chief Medical Officer	12/17/2021	(5)	13,464	4,487	$7.29	12/17/2031
	3/25/2024	(3)	—	22,241	$16.83	3/25/2034
	3/25/2024	(3)	—	48,446	$16.83	3/25/2034
Paul Alloway, Ph.D., J.D.. Former President,	—		—	—	—	—
Chief Operating Officer and Secretary (6)

(1)
Each equity award is subject to the terms of Legacy Q32’s 2017 Stock Option and Grant Plan (the “2017 Plan”) or the Company’s 2024 Plan and the applicable award agreement. In addition, each award is subject to full acceleration if the applicable named executive officer is terminated by us without “cause” or by the named executive officer for “good reason” within the 12-month period following a change of control pursuant to each executive’s employment agreement, as discussed in more detail below.
(2)
The shares subject to the stock option vest in 48 equal monthly installments following the vesting commencement date, in each case, subject to Ms. Morrison’s continuous service relationship with the Company through each applicable vesting date.
(3)
The shares subject to this stock option shall vest as follows: 25% of the shares subject to this option award shall vest on the first anniversary of the vesting commencement date, and thereafter the remaining 75% of the shares shall vest in 36 substantially equal monthly installments over the following three years, in each case, subject to the named executive officer’s continuous service relationship with the Company through each applicable vesting date.
(4)
The shares subject to this stock option vested as follows: 50% of the shares subject to this option award vested on the grant date of November 9, 2023, and the remaining 50% of the shares vested on March 1, 2024.
(5)
1/4 of the shares subject to the stock option vest on the first anniversary of the vesting commencement date, and 1/48 of the shares subject to the stock option vest each month thereafter, in each case, subject to Mr. Campagna’s continuous service relationship with the Company through each applicable vesting date.
(6)
Prior to the closing of the Merger, all of Mr. Alloway’s outstanding Homology stock options were cancelled for no consideration in accordance with the Merger Agreement. On the effective date of the Merger, all of Mr. Alloway's outstanding and unvested Homology Restricted Stock Unit Awards were accelerated in full. For each outstanding and unsettled Homology Restricted Stock Unit Award, Mr. Alloway received a number of shares of Homology Common Stock equal to the number of vested and unsettled shares of Homology Common Stock underlying such Homology Restricted Stock Unit Award, in accordance with the Merger Agreement. Immediately after closing of the Merger, Paul Alloway resigned as our President, Chief Operating Officer and Secretary and PEO.
(7)
On February 24, 2025, all outstanding options to purchase shares of common stock of the Company granted under the Company’s 2017 Stock Option and Grant Plan and 2024 Plan, held by current employees and non-employee directors of the Company with an exercise price in excess of the current trading price of the common stock (so-called “underwater options”) with grant dates prior to February 23, 2025 were repriced such that the exercise price per share was reduced to the closing price of the common stock on the Nasdaq Global Market on the February 24, 2025, or $2.54 per share.

Employment arrangements with our named executive officers

Jodie Morrison

Effective as of the closing of the Merger, we entered into an employment agreement with Ms. Morrison, or the Morrison Employment Agreement, to serve as our Chief Executive Officer. The employment agreement provides for Ms. Morrison’s at-will employment and an annual base salary of $645,600, an annual bonus with a target amount equal to 55% of her base salary, as well as her ability to participate in the Company’s employee benefit plans generally. The Morrison Employment Agreement provides that if her employment is terminated either (i) by the Company without Cause (as defined therein) or (ii) by Ms. Morrison for Good Reason (as defined therein), within twelve months after a Change in Control (as defined in the therein), or the Change in Control Period, then Ms. Morrison will be entitled to receive, subject to signing a release, (i) a lump sum payment equal to 1.5 times the sum of (a) twelve months of base salary plus (b) the target bonus for the then-current year, (ii) COBRA health continuation for eighteen months, and (iii) 100% acceleration of all outstanding and unvested stock-based awards subject to time-based vesting. The Morrison Employment Agreement also provides that if her employment is terminated either (i) by the Company without Cause or (ii) by Ms. Morrison for Good Reason outside the Change in Control Period, then Ms. Morrison will be entitled to receive, subject to signing a release, (a) continued payment of her base salary for a period of twelve months and (b) COBRA health continuation for twelve months. The Morrison Employment Agreement contains a Section 280G partial clawback, in which Ms. Morrison is entitled to receive the greater of (a) the best net after-tax amount of any payments that are subject to the excise tax imposed by Section 4999 of the Code, calculated in a manner consistent with Section 280G of the Code, and (b) the amount of parachute payments she would be entitled to receive if they were reduced to an amount equal to one dollar less than the amount at which Ms. Morrison becomes subject to excise tax imposed by Section 4999 of the Code.

Lee Kalowski

Effective as of the closing of the Merger, we entered into an employment agreement with Mr. Kalowski, or the Kalowski Employment Agreement, to serve as our Chief Financial Officer and President. The employment agreement provides for Mr. Kalowski’s at-will employment and an annual base salary of $565,000, an annual bonus with a target amount equal to 40% of his base salary, as well as his ability to participate in the Company’s employee benefit plans generally. The Kalowski Employment Agreement provides that if his employment is terminated either (i) by the Company without Cause (as defined therein) or (ii) by Mr. Kalowski for Good Reason (as defined therein), within twelve months after a Change in Control (as defined in the therein), or the Change in Control Period, then Mr. Kalowski will be entitled to receive, subject to signing a release, (i) a lump sum payment of (a) twelve months of base salary and (b) the target bonus for the then-current year, (ii) COBRA health continuation for twelve months, and (iii) 100% acceleration of all outstanding and unvested stock-based awards subject to time-based vesting. The Kalowski Employment Agreement also provides that if his employment is terminated either (i) by the Company without Cause or (ii) by Mr. Kalowski for Good Reason outside the Change in Control Period, then Mr. Kalowski will be entitled to receive, subject to signing a release, (a) continued payment of his base salary for a period of twelve months and (b) COBRA health continuation for twelve months. The Kalowski Employment Agreement contains a Section 280G partial clawback, in which Mr. Kalowski is entitled to receive the greater of (a) the best net after-tax amount of any payments that are subject to the excise tax imposed by Section 4999 of the Code, calculated in a manner consistent with Section 280G of the Code, and (b) the amount of parachute payments he would be entitled to receive if they were reduced to an amount equal to one dollar less than the amount at which Mr. Kalowski becomes subject to excise tax imposed by Section 4999 of the Code.

Jason Campagna

Effective as of the closing of the Merger, we entered into an employment agreement with Dr. Campagna, or the Campagna Employment Agreement, to serve as our Chief Medical Officer. The employment agreement provides for Dr. Campagna’s at-will employment and an annual base salary of $500,000, an annual bonus with a target amount equal to 40% of his base salary, as well as his ability to participate in the Company’s employee benefit plans generally. The Campagna Employment Agreement provides that if his employment is terminated either (i) by the Company without Cause (as defined therein) or (ii) by Dr. Campagna for Good Reason (as defined therein), within twelve months after a Change in Control (as defined in the therein), or the Change in Control Period, then Dr. Campagna will be entitled to receive, subject to signing a release, (i) a lump sum payment of (a) twelve months of base salary and (b) the target bonus for the then-current year, (ii) COBRA health continuation for twelve months, and (iii) 100% acceleration of all outstanding and unvested stock-based awards subject to time-based vesting. The Campagna Employment Agreement also provides that if his employment is terminated either (i) by the Company without Cause or (ii) by Dr. Campagna for Good Reason outside the Change in Control Period, then Dr. Campagna will be entitled to receive, subject to signing a release, (a) continued payment of his base salary for nine months and (b) COBRA health continuation for nine months. The Campagna Employment Agreement contains a Section 280G partial clawback, in which Dr. Campagna is entitled to receive the greater of (a) the best net after-tax amount of any payments that are subject to the excise tax imposed by Section 4999 of the Code, calculated in a manner consistent with Section 280G of the Code, and (b) the amount of parachute payments he would be entitled to receive if they were reduced to an amount equal to one dollar less than the amount at which Dr. Campagna becomes subject to excise tax imposed by Section 4999 of the Code.

Paul Alloway

Under Dr. Alloway’s amended and restated agreement, entered into on November 16, 2023, with Homology he was entitled to (a) an annual base salary of $462,425, (b) a payment equal to 50% of his target annual bonus for 2023, subject to his continued

employment through the payment date (the “Alloway Annual Bonus”) and (c) a lump sum cash payment in an amount equal to his base salary for the number of days elapsed from July 27, 2023 through the closing of the Merger, subject to his continued employment and a maximum of seven months of base salary (i.e., a maximum of $269,747.92) (the “Alloway Change in Control Bonus”). If Homology terminates Dr. Alloway without “cause” or he resigns for “good reason,” subject to his timely executing a separation agreement, including a release of claims, and his continued compliance with restrictive covenants (including a non-competition covenant), he is entitled to receive (i) an amount in cash equal to his base salary, (ii) payment of the Alloway Annual Bonus if it is unpaid as of the date of termination, (iii) direct payment of or reimbursement for continued medical, dental or vision coverage pursuant to COBRA for up to 12 months, less the amount he would have had to pay to receive such coverage as an active employee based on the cost sharing levels in effect on his termination date, (iv) an extension of the post-termination exercise period for his vested and outstanding options until the first anniversary of his termination date, provided that no options will remain outstanding past the expiration date of the award and each option will be subject to early termination in connection with a corporate transaction, including the Merger, (v) accelerated vesting of a prorated portion of the number of his unvested service-vesting restricted stock units that are scheduled to vest on the first annual vesting date of the applicable award following the date of termination, with the proration determined by reference to the portion of the vesting year that has elapsed since the last annual vesting date of the applicable award (or since the grant date if no vesting has occurred) rounded down to the nearest whole restricted stock unit, (vi) if the termination is before the Merger closes, a lump sum cash payment of $115,606.25 (the “Partial Alloway Change in Control Bonus”), (vii) if the termination is before the Merger closes, the Merger closes on or before August 16, 2024 and he provides transition services from his termination until closing of the Merger to the reasonable satisfaction of Homology, the excess of the Alloway Change in Control Bonus (determined disregarding the continued service requirement) over the Partial Alloway Change in Control Bonus, and (viii) if the termination is on or during the 12 months following the date the Merger closes, (A) accelerated vesting of all unvested service-vesting equity or equity-based awards and (B) an extension of the post-termination exercise period for his options that vest upon the closing of the Merger until the first anniversary of his termination date; provided that no options will remain outstanding past the expiration date of the award and each option will be subject to early termination in connection with a corporate transaction, including the Merger.

Additional Narrative Disclosure

401(k) Savings Plan. We maintain the Q32 Bio Inc. 401(k) Plan, a tax-qualified retirement plan for our employees. Our 401(k) plan is intended to qualify under Section 401(k) of the Code so that contributions to our 401(k) plan by employees or by us, and the investment earnings thereon, are not taxable to the employees until withdrawn from our 401(k) plan, and so that contributions by us, if any, will be deductible by us when made. Under our 401(k) plan, employees may elect to reduce their current compensation by up to the statutorily prescribed annual limit and to have the amount of such reduction contributed to our 401(k) plan. The Company matches 50% of an employee’s contribution to the employee’s 401(k) up to 6% of the employee’s base salary.

Health and Welfare Benefits. All of our full-time employees, including our named executive officers are eligible to participate in certain medical, disability and life insurance benefit programs offered by us. We pay the premiums for term life insurance and long-term disability for all of our employees, including our named executive officers. We also provide all employees, including the named executive officers, with a flexible spending account plan, and paid time off benefits including, vacation, sick time, and holidays. We do not sponsor any non-qualified defined benefit plans for any of our employees or executives.

Compensation Risk Assessment

We believe that although a portion of the compensation provided to our Executives is performance-based, our Executive compensation program does not encourage excessive or unnecessary risk taking. This is primarily due to the fact that our compensation programs are designed to encourage our Executives to remain focused on both short-term strategic goals by providing non-equity incentive compensation and long-term strategic goals by providing long-term equity incentives. As a result, we do not believe that our compensation programs are reasonably likely to have a material adverse effect on us.

Compensation Recovery Policy

Our board of directors has adopted a Compensation Recovery Policy (the “Compensation Recovery Policy”), in compliance with the Nasdaq listing rules, which requires recovery from executive officers of incentive-based compensation that is earned, granted or vested based on the achievement of a financial reporting measure in the event of a required accounting restatement of previously issued financial statements. The recoverable compensation includes any compensation received after the effective date of the Compensation Recovery Policy and in the three-year fiscal period preceding the date we were required to prepare the accounting restatement that is in excess of the amount that would have been earned, paid or vested had it been calculated based on the restated financial statements. Recovery is required regardless of fault or a covered officer’s role in the financial reporting process. The Compensation Recovery Policy has been filed as Exhibit 97.1 to our Amendment No. 1 to the Annual Report on Form 10-K for the year ended December 31, 2023. At no time during or after the year ended December 31, 2024, was the Company required to prepare an accounting restatement that required recovery of erroneously awarded compensation pursuant to the Compensation Recovery Policy, nor was there, on December 31, 2024, an outstanding balance of erroneously awarded compensation to be recovered from the application of the policy to a prior restatement.

Equity Compensation Plan Information

The following table summarizes the Company’s equity compensation plan information as of December 31, 2024.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted- average exercise price of outstanding options, warrants and rights (b)		Number of securities available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (4)
Equity compensation plans approved by security holders (1)	1,942,873	(2)	$12.93	(3)	1,881,493
Equity compensation plans not approved by security holders	—		—		—
Total	1,942,873				1,881,493

(1)
Includes Homology’s 2015 Stock Incentive Plan, as amended (the “2015 Plan”), the 2017 Plan, the 2024 Plan and the Company’s 2024 Employee Stock Purchase Plan (the “2024 ESPP”).
(2)
Includes 25,785 outstanding options to purchase stock under the 2015 Plan, 862,115 outstanding options to purchase stock under the 2017 Plan and 1,054,973 outstanding options to purchase stock under the 2024 Plan.
(3)
As of December 31, 2024, the weighted-average exercise price of outstanding options under the 2015 Plan was $7.09, the weighted-average exercise price of outstanding options under the 2017 Plan was $7.81 and the weighted-average exercise price of outstanding options under the 2024 Plan was $17.25. On February 24, 2025, all outstanding options to purchase shares of common stock of the Company granted under the Company’s 2017 Plan and 2024 Plan, held by current employees and non-employee directors of the Company with an exercise price in excess of the current trading price of the common stock (so-called “underwater options”) with grant dates prior to February 23, 2025 were repriced such that the exercise price per share was reduced to the closing price of the common stock on the Nasdaq Global Market on the February 24, 2025, or $2.54 per share.
(4)
As of December 31, 2024, a total of 1,760,657 shares of our common stock have been reserved for issuance pursuant to the 2024 Plan. The 2024 Plan provides that the number of shares reserved and available for issuance under the plan will automatically increase each January 1, beginning on January 1, 2025, by 5% of the outstanding number of shares of our common stock on the immediately preceding December 31 or such lesser number of shares as determined by the compensation committee. This number will be subject to adjustment in the event of a stock split, stock dividend or other change in our capitalization. The shares of common stock underlying any awards that are forfeited, cancelled, held back upon exercise or settlement of an award to satisfy the exercise price or tax withholding, reacquired by us prior to vesting, satisfied without the issuance of stock, expire or are otherwise terminated, other than by exercise, under the 2015 Plan will be added back to the shares of common stock available for issuance under the 2024 Plan. The Company no longer makes grants under the 2017 Plan. As of December 31, 2024, a total of 120,836 shares of our common stock have been reserved for issuance pursuant to the 2024 ESPP. The 2024 ESPP provides that the number of shares reserved and available for issuance under the plan will automatically increase each January 1, beginning on January 1, 2025, by the lesser of 241,677 shares of our common stock, 1% of the outstanding number of shares of our common stock on the immediately preceding December 31 or such lesser number of shares as determined by the compensation committee. This number will be subject to adjustment in the event of a stock split, stock dividend or other change in our capitalization.

Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing information about the relationship between executive compensation actually paid to our PEO and the other named executive officers (as calculated in accordance with Item 402(v) of Regulation S-K).

Pay-Versus-Performance Table

Year	Summary Compensation Table Total for First PEO(1) ($)	Summary Compensation Table Total for Second PEO(1) ($)	Summary Compensation Table Total for Third PEO(1) ($)	Compensation Actually Paid to First PEO (1),(2),(3) ($)	Compensation Actually Paid to Second PEO (1),(2),(3) ($)	Compensation Actually Paid to Third PEO (1),(2),(3) ($)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers(1) ($)	Average Compensation Actually Paid to Non-PEO Named Executive Officers(1)(2)(3) ($)	Value of Initial Fixed $100 Investment based on TSR(4) ($)	Net Income (Loss) ($ millions)
2024	—	758,139	6,003,238	—	708,392	2,086,532	2,201,749	2,013,072	15.17	(47.7)
2023	1,804,303	786,463	—	1,152,826	610,490	—	728,062	570,724	48.25	(53.7)

(1)
Albert Seymour, Ph.D. (“First PEO”) and Paul Alloway, Ph.D., J.D. (“Second PEO”) were our PEOs for 2023, while Paul Alloway, Ph.D., J.D. (“Second PEO”) and Jodie Morrison (“Third PEO”) were our PEOs for 2024. Albert Seymour and Paul Alloway were PEOs of Homology prior to the Merger. The individuals comprising the Non-PEO named executive officers for each year presented are listed below. The Non-PEO named executive officers for 2023 were named executive officers of Homology prior to the Merger.

2023	2024
Charles Michaud, Jr.	Lee Kalowski
W. Bradford Smith	Jason Campagna, M.D., Ph.D.
Julie Jordan, M.D.
(2)
The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s named executive officers. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote 3 below.

(3)
Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEO and the Non-PEO named executive officers as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards and Option Awards column are the totals from the Stock Awards and Option Awards columns set forth in the Summary Compensation Table.

Year	Summary Compensation Table Total for First PEO ($)	Exclusion of Stock Awards and Option Awards for First PEO ($)	Inclusion of Equity Values for First PEO ($)	Compensation Actually Paid to First PEO ($)
2023	1,804,303	(915,753)	264,276	1,152,826

Year	Summary Compensation Table Total for Second PEO ($)	Exclusion of Stock Awards and Option Awards for Second PEO ($)	Inclusion of Equity Values for Second PEO ($)	Compensation Actually Paid to Second PEO ($)
2024	758,139	—	(49,747)	708,392
2023	786,463	(217,089)	41,116	610,490

Year	Summary Compensation Table Total for Second PEO ($)	Exclusion of Stock Awards and Option Awards for Second PEO ($)	Inclusion of Equity Values for Second PEO ($)	Compensation Actually Paid to Second PEO ($)
2024	6,003,238	(5,142,498)	1,225,792	2,086,532

Year	Average Summary Compensation Table Total for Non-PEO Named Executive Officers ($)	Average Exclusion of Stock Awards and Option Awards for Non-PEO Named Executive Officers ($)	Average Inclusion of Equity Values for Non-PEO Named Executive Officers ($)	Compensation Actually Paid to Second PEO ($)
2024	2,201,749	(1,512,392)	1,323,715	2,013,072
2023	728,062	(194,182)	36,844	570,724

The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for First PEO ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for First PEO ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for First PEO ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for First PEO ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for First PEO ($)	Total - Inclusion of Equity Values for First PEO ($)
2023	234,442	(75,686)	123,715	(18,195)	—	264,276

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Second PEO ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Second PEO ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Second PEO ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Second PEO ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Second PEO ($)	Total - Inclusion of Equity Values for Second PEO ($)
2024	—	1	—	12,707	(62,455)	(49,747)
2023	65,503	(45,429)	27,674	(6,632)	—	41,116

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Third PEO ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Third PEO ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Third PEO ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Third PEO ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Third PEO ($)	Total - Inclusion of Equity Values for Third PEO ($)
2024	995,714	(964,115)	—	1,194,193	—	1,225,792

Year	Average Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-PEO Named Executive Officers ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO Named Executive Officers ($)	Average Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non-PEO Named Executive Officers ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO Named Executive Officers ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non-PEO Named Executive Officers ($)	Total - Average Inclusion of Equity Values for Non-PEO Named Executive Officers ($)
2024	233,460	(31,430)	917,550	204,135	—	1,323,715
2023	47,016	(27,829)	26,882	(7,076)	(2,149)	36,844

(4)
The comparison assumes $100 was invested for the period starting December 31, 2022, through the end of the listed year, in the Company. Historical stock performance is not necessarily indicative of future stock performance. Stock price reflects the performance of Homology stock prior to the Merger and, on and following the Merger, reflects our stock price.
(5)
The dollar amounts reported represent the amount of net income (loss) reflected in our audited financial statements for the applicable year.

Relationship Between PEO and Non-PEO Named Executive Officer Compensation Actually Paid and Company Total Stockholder Return (“TSR”)

The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO named executive officers, and the Company’s cumulative TSR over the two most recently completed fiscal years.

Relationship Between PEO and Non-PEO Named Executive Officer Compensation Actually Paid and Net Income (Loss)

The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO named executive officers, and our net income (loss) during the two most recently completed fiscal years.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Other than the compensation agreements and other arrangements described under “Executive Compensation” and “Director Compensation” in this proxy statement and the transactions described below, since January 1, 2023, there has not been and there is not currently proposed, any transaction or series of similar transactions to which we were, or will be, a party in which the amount involved exceeded, or will exceed, $120,000 (or, if less, one percent of the average of our total assets at December 31, 2023 and 2024) and in which any director, executive officer, holder of five percent or more of any class of our capital stock or any member of the immediate family of, or entities affiliated with, any of the foregoing persons, had, or will have, a direct or indirect material interest.

Pre-Closing Financing

In connection with the Merger Agreement, certain investors entered into a subscription agreement, dated November 16, 2023 (the “Subscription Agreement”), with us to purchase shares of Legacy Q32 common stock for an aggregate purchase price of approximately $42.0 million (the “Pre-Closing Financing”). Pursuant to the Subscription Agreement, the investors agreed to purchase an aggregate of 35,032,111 shares of Legacy Q32 common stock, at a price of $1.989 per share, for aggregate gross proceeds of approximately $42.0 million. The Pre-Closing Financing closed on March 25, 2024. Five of the investors or their affiliates are beneficial holders of more than 5% of our capital stock, and the table below sets forth the number of shares of Legacy Q32 common stock purchased by such holders at the closing of the Pre-Closing Financing:

Name	Shares of Legacy Q32 Common Stock	Total Purchase Price ($)
Abingworth Bioventures VII LP (1)	4,332,673	5,194,442
Acorn Bioventures, L.P. (2)	3,156,665	3,784,526
Atlas Venture Opportunity Fund II, L.P. (3)	8,219,904	9,854,843
Bristol-Myers Squibb Company (4)	4,170,490	5,000,000
OrbiMed Private Investments VII, LP (5)	8,852,000	10,612,663

(1)
Abingworth Bioventures VII LP may be deemed to beneficially own more than 5% of our outstanding capital stock.
(2)
Acorn beneficially owns more than 5% of our outstanding capital stock. Isaac Manke is a General Partner at Acorn and a member of our Board.
(3)
Atlas Venture Opportunity Fund II, L.P., and entities affiliated with Atlas Opportunity II, L.P. beneficially own more than 5% of our outstanding capital stock. David Grayzel is a Partner at Atlas Venture Life Science Advisors, LLC and a member of our Board.
(4)
BMS previously beneficially owned more than 5% of our outstanding capital stock.
(5)
OrbiMed Private Investments VII, LP beneficially owns more than 5% of our outstanding capital stock. These shares are held by OPI VII. GP VII is the general partner of OPI VII. OrbiMed Advisors is the managing member of GP VII. By virtue of such relationships, GP VII and OrbiMed Advisors may be deemed to have beneficial ownership over such shares. OrbiMed Advisors exercises investment and voting power through a management committee comprised of Carl L. Gordon, Sven H. Borho, and W. Carter Neild. Diyong Xu, a member of our Board, is an employee of OrbiMed Advisors. Each of Dr. Gordon and Messrs. Borho, Neild, and Xu disclaim beneficial ownership of the shares held by OPI VII.

Upon the closing of the Merger, the shares of Legacy Q32 common stock purchased by the investors in the Pre-Closing Financing were converted into shares of our common stock.

Registration Rights Agreement

Pursuant to the Subscription Agreement, on March 25, 2024, we entered into a registration rights agreement (the “Registration Rights Agreement”) with the investors in the Pre-Closing Financing. Under the Registration Rights Agreement, among other things, we agreed to register for resale certain shares of our common stock held by such investors from time to time, including shares of our common stock issued in the Merger in exchange for the shares of Legacy Q32 common stock issued in the Pre-Closing Financing. Pursuant to the Registration Rights Agreement, we are obligated to prepare and file a shelf registration statement covering the resale of covered shares of our common stock within forty-five (45) calendar days following the closing of the Merger, subject to certain exceptions, pursuant to Rule 415 of the Securities Act. We also agreed to use our reasonable best efforts to keep such registration statement continuously effective under the Securities Act until the earlier of the date that all registrable securities covered by such registration statement (a) have been sold, thereunder or pursuant to Rule 144 of the Securities Act, or Rule 144, or (b) may be sold without volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement for us to be in compliance with the current public information requirement under Rule 144. The registration rights agreement also provides that we will pay certain expenses of the securityholders and indemnify the applicable securityholders against certain liabilities.

Indemnification Agreements

We have entered into and in the future plan to enter into agreements to indemnify our directors and executive officers. These agreements, among other things, require us to indemnify these individuals for certain expenses (including attorneys’ fees), judgments, fines and settlement amounts reasonably incurred by such person in any action or proceeding.

Related Person Transaction Policy

Our Board of Directors has adopted a written Related Person Transaction Policy, setting forth the policies and procedures for the review and approval or ratification of related person transactions. Under the policy, our finance department is primarily responsible for developing and implementing processes and procedures to obtain information regarding related persons with respect to potential related person transactions and then determining, based on the facts and circumstances, whether such potential related person transactions do, in fact, constitute related person transactions requiring compliance with the policy. If our finance department determines that a transaction or relationship is a related person transaction requiring compliance with the policy, our Chief Financial Officer is required to present to the Audit Committee all relevant facts and circumstances relating to the related person transaction. Our Audit Committee must review the relevant facts and circumstances of each related person transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party and the extent of the related person’s interest in the transaction, take into account the conflicts of interest and corporate opportunity provisions of our Code of Conduct, and either approve or disapprove the related person transaction. If advance Audit Committee approval of a related person transaction requiring the Audit Committee’s approval is not feasible, then the transaction may be preliminarily entered into by management upon prior approval of the transaction by the chair of the Audit Committee subject to ratification of the transaction by the audit committee at the audit committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. If a transaction was not initially recognized as a related person, then upon such recognition the transaction will be presented to the audit committee for ratification at the audit committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. The Company’s management will update the audit committee as to any material changes to any approved or ratified related person transaction and will provide a status report at least annually of all then current related person transactions. No director may participate in the approval of a related person transaction for which he or she is a related person.

•

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, to the extent known by us or ascertainable from public filings, with respect to the beneficial ownership of our common stock as of April 16, 2025 by:

•
each of our directors;
•
each of our named executive officers;
•
all of our directors and executive officers as a group; and
•
each person, or group of affiliated persons, who is known by us to beneficially own greater than 5% of our outstanding common stock.

The column entitled “Shares Beneficially Owned” is based on a total of 12,197,615 shares of our common stock outstanding as of April 16, 2025.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC and generally includes voting or investment power with respect to our common stock. Under those rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power with respect to the securities as well as any shares of common stock that the individual or entity has the right to acquire our common stock. Shares of our common stock subject to options that are currently exercisable or exercisable within 60 days of April 16, 2025, including through the exercise of stock options or other rights. These shares are considered outstanding and beneficially owned by the person holding the options for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the shares of our common stock beneficially owned by them, subject to community property laws, where applicable, we believe, based on the information provided to them, that the persons and entities named in the table below have sole voting and investment power with respect to all common stock shown as beneficially owned by them. Except as otherwise indicated in the table below, addresses of named beneficial owners are in care of Q32 Bio Inc., 830 Winter Street, Waltham, Massachusetts 02451.

	Shares beneficially owned
Name and address of beneficial owner	Number	Percentage
5% or Greater Stockholders:
OrbiMed Private Investments VII, LP (1)	2,252,987	18.5%
Entities affiliated with Atlas Venture (2)	2,092,106	17.2%
Abingworth Bioventures VII LP (3)	1,102,741	9.0%
Acorn Bioventures, L.P. (4)	803,425	6.6%
Named Executive Officers and Directors:
Jason A. Campagna (5)	123,689	1.0%
Lee Kalowski (6)	84,118	*
Jodie Morrison (7)	325,347	2.6%
Shelia M. Violette (8)	137,756	1.1%
David Grayzel, M.D. (9)	2,104,289	17.2%
Mark Iwicki (10)	53,339	*
Kathleen LaPorte (11)	16,734	*
Bill Lundberg, M.D. (12)	24,397	*
Isaac Manke, Ph.D. (13)	12,344	*
Mary Thistle (14)	4,965	*
Arthur Tzianabos, Ph.D. (15)	38,622	*
Diyong Xu (16)	2,257,952	18.5%
All executive officers and directors as a group (12 persons)(17)	5,183,552	40.0%

* Represents beneficial ownership of less than one percent

(1)
This information is based in part on the disclosures reported on the Schedule 13D filed on March 28, 2024 and Form 3 filed on March 27, 2024 by OrbiMed Advisors LLC. Consists of 2,252,987 shares of our common stock held by OrbiMed Private Investments VII, LP, or OPI VII. OrbiMed Capital GP VII LLC, or GP VII, is the general partner of OPI VII. OrbiMed Advisors LLC, or OrbiMed Advisors, is the managing member of GP VII. By virtue of such relationships, GP VII and OrbiMed Advisors may be deemed to have beneficial ownership over such shares. OrbiMed Advisors exercises investment and voting power through a management committee comprised of Carl L. Gordon, Sven H. Borho, and W. Carter Neild. Diyong Xu, a member of our Board, is an employee of OrbiMed Advisors. Each of Dr. Gordon and Messrs. Borho, Neild, and Xu disclaim beneficial ownership of the shares held by OPI VII. The address for the OrbiMed entities is c/o OrbiMed Advisors LLC, 601 Lexington Avenue, 54th Floor, New York, NY 10022.
(2)
This information is based in part on the disclosures reported on the Schedule 13D filed on April 1, 2024 and Form 3 filed on March 27, 2024 by Atlas Venture. Consists of (i) 864,261 shares of our common stock held by Atlas Venture Fund X, L.P., or Atlas X, (ii) 503,296 shares of our common stock held by Atlas Venture Opportunity Fund I, L.P., or Atlas Opportunity I, and (iii) 724,549 shares of our common stock held by Atlas Venture Opportunity Fund II, L.P., or Atlas Opportunity II. The general partner of Atlas X is Atlas Venture Associates X, L.P., or AVA X, and the general partner of AVA X is Atlas Ventures Associates X, LLC, or AVA X LLC. The general partner of Atlas Opportunity I is Atlas Venture Associates Opportunity I, L.P., or AVAO I, and the general partner of AVAO I is Atlas Venture Associates Opportunity I, LLC, or AVAO I LLC. The general partner of Atlas Opportunity II is Atlas Venture Associates Opportunity II, L.P., or AVAO II, and the general partner of AVAO II is Atlas Venture Associates Opportunity II, LLC, or AVAO II LLC. David Grayzel is a member of AVA X LLC, AVAO I LLC, and AVAO II LLC, and is a member of our Board. Each of AVA X, AVA X LLC, AVAO I, AVAO I LLC, AVAO II, AVAO II LLC, and Mr. Grayzel may be deemed to beneficially own the shares held by Atlas X, Atlas Opportunity I, and Atlas Opportunity II. Each of AVA X, AVA X LLC, AVAO I, AVAO I LLC, AVAO II, AVAO II LLC, and Mr. Grayzel expressly disclaim beneficial ownership of the securities owned by Atlas X, Atlas Opportunity I, and Atlas Opportunity II, except to the extent of its pecuniary interest therein, if any. The address for Atlas X, AVA X, AVA X LLC, Atlas Opportunity I, AVAO I, AVAO I LLC, Atlas Opportunity II, AVAO II, AVAO II LLC is 300 Technology Sq., 8th Floor, Cambridge, MA 02139.
(3)
This information is based in part on the disclosures reported on the Schedule 13G filed on March 29, 2024 by The Carlyle Group. Consists of 1,102,741 shares of our common stock held by Abingworth Bioventures VII LP, or ABV VII. The Carlyle Group Inc., which is a publicly traded entity listed on Nasdaq, is the sole shareholder of Carlyle Holdings I GP Inc., which is the sole member of Carlyle Holdings I GP Sub L.L.C., which is the general partner of Carlyle Holdings I L.P., which, with respect to the securities reported herein, is the managing member of CG Subsidiary Holdings L.L.C., which is the managing member of TC Group, L.L.C., which is the managing member of Carlyle Investment Management, L.L.C., which is the sole member of Carlyle Genesis UK LLC. Carlyle Genesis UK LLC is the principal member of Abingworth LLP. ABV VII has delegated to Abingworth LLP all investment and dispositive power over the securities held of record by ABV VII. As a result, each of the foregoing entities may be deemed to share beneficial ownership of the securities held of record by ABV VII, but each disclaims such beneficial ownership. Voting and investment determinations with respect to the securities held by ABV VII are made by an investment committee of Abingworth LLP, which is comprised of Timothy Haines, Kurt von Emster, Bali Muralidhar and Andrew Sinclair. Each member of the investment committee disclaims beneficial ownership of the securities beneficially held by ABV VII.
(4)
This information is based in part on the disclosures reported on the Schedule 13D filed on April 4, 2024 by Acorn Bioventures, L.P. Consists of 803,425 shares of our common stock held by Acorn Bioventures, L.P., or Acorn. The general partner of Acorn is Acorn Capital Advisors GP, LLC. Isaac Manke is a General Partner at Acorn and a member of Q32’s board of directors. The address for Acorn and Acorn Capital Advisors GP, LLC is 410 Lexington Ave, Suite 2626, New York, NY 10170.
(5)
Consists of 123,689 shares of our common stock underlying options which are exercisable or will become exercisable within 60 days of April 16, 2025.
(6)
Consists of 84,118 shares of our common stock underlying options which are exercisable or will become exercisable within 60 days of April 16, 2025.
(7)
Consists of 325,347 shares of our common stock underlying options which are exercisable or will become exercisable within 60 days of April 16, 2025.
(8)
Consists of (i) 36,277 shares of our common stock held by Violette Holdings LLC, or Violette Holdings (ii) 23,874 shares of our common stock and (iii) 77,605 shares of our common stock underlying options which are exercisable or will become exercisable within 60 days of April 16, 2025. The address of Violette Holdings is c/o Shelia Violette, 91 Simonds Road, Lexington, MA 02420.
(9)
Consists of (i) 864,261 shares of our common stock held by Atlas Venture Fund X, L.P., or Atlas X, (ii) 503,296 shares of our common stock held by Atlas Venture Opportunity Fund I, L.P., or Atlas Opportunity I, (iii) 724,549 shares of our common stock held by Atlas Venture Opportunity Fund II, L.P., or Atlas Opportunity II, and (iv) 12,183 shares of our common stock underlying options which are exercisable or will become exercisable by Dr. Grayzel within 60 days of April 16, 2025 . The general partner of Atlas X is Atlas Venture Associates X, L.P., or AVA X, and the general partner of AVA X is Atlas Ventures Associates X, LLC, or AVA X LLC. The general partner of Atlas Opportunity I is Atlas Venture Associates Opportunity I, L.P., or AVAO I, and the general partner of AVAO I is Atlas Venture Associates Opportunity I, LLC, or AVAO I LLC. The general partner of Atlas Opportunity II is Atlas Venture Associates Opportunity II, L.P., or

AVAO II, and the general partner of AVAO II is Atlas Venture Associates Opportunity II, LLC, or AVAO II LLC. David Grayzel is a member of AVA X LLC, AVAO I LLC, and AVAO II LLC, and is a member of our Board. Each of AVA X, AVA X LLC, AVAO I, AVAO I LLC, AVAO II, AVAO II LLC, and Mr. Grayzel may be deemed to beneficially own the shares held by Atlas X, Atlas Opportunity I, and Atlas Opportunity II. Each of AVA X, AVA X LLC, AVAO I, AVAO I LLC, AVAO II, AVAO II LLC, and Mr. Grayzel expressly disclaim beneficial ownership of the securities owned by Atlas X, Atlas Opportunity I, and Atlas Opportunity II, except to the extent of its pecuniary interest therein, if any. The address for Atlas X, AVA X, AVA X LLC, Atlas Opportunity I, AVAO I, AVAO I LLC, Atlas Opportunity II, AVAO II, AVAO II LLC is 300 Technology Sq., 8th Floor, Cambridge, MA 02139.
(10)
Consists of 53,339 shares of our common stock underlying options which are exercisable or will become exercisable within 60 days of April 16, 2025. On April 25, 2025, Mr. Iwicki provided notice of his resignation from our Board of Directors, effective as of December 31, 2025.
(11)
Consists of (i) 5,431 shares of our common stock held by The Kathleen D. LaPorte Revocable Trust, or the LaPorte Trust, and (ii) 11,303 shares of our common stock underlying options which are exercisable or will become exercisable within 60 days of April 16, 2025. The address of the LaPorte Trust is c/o Kathleen D. LaPorte 30 Quail Ct, Portola Valley, CA 94028.
(12)
Consists of (i) 1,200 shares of our common stock held by Dr. Lundberg, and (ii) 23,197 shares of our common stock underlying options which are exercisable or will become exercisable within 60 days of April 16, 2025.
(13)
Consists of 12,344 shares of our common stock underlying options which are exercisable or will become exercisable within 60 days of April 16, 2025.
(14)
Consists of 4,965 shares of our common stock underlying options which are exercisable or will become exercisable within 60 days of April 16, 2025.
(15)
Consists of (i) 7,983 shares of our common stock held by Dr. Tzianabos, and (ii) 30,639 shares of our common stock underlying options which are exercisable or will become exercisable within 60 days of April 16, 2025.
(16)
Consists of (i) 2,252,987 shares of our common stock held by OrbiMed Private Investments VII, LP, or OPI VII and (ii) 4,965 shares of our common stock underlying options which are exercisable or will become exercisable within 60 days of April 16, 2025. OrbiMed Capital GP VII LLC, or GP VII, is the general partner of OPI VII. OrbiMed Advisors LLC, or OrbiMed Advisors, is the managing member of GP VII. By virtue of such relationships, GP VII and OrbiMed Advisors may be deemed to have beneficial ownership over such shares. OrbiMed Advisors exercises investment and voting power through a management committee comprised of Carl L. Gordon, Sven H. Borho, and W. Carter Neild. Diyong Xu, a member of our Board, is an employee of OrbiMed Advisors. Each of Dr. Gordon and Messrs. Borho, Neild, and Xu disclaim beneficial ownership of the shares held by OPI VII. The address for the OrbiMed entities is c/o OrbiMed Advisors LLC, 601 Lexington Avenue, 54th Floor, New York, NY 10022.
(17)
Consists of (i) 4,419,858 shares of our common stock and (ii) 763,694 shares of our common stock underlying options which are exercisable or will become exercisable within 60 days of April 16, 2025.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who beneficially own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on our review of Forms 3, 4 and 5, and any amendments thereto, filed by such reporting persons and/ or written representations that no Form 5 was required, we believe that during the fiscal year ended December 31, 2024, all filing requirements applicable to our executive officers, directors and persons who beneficially own more than 10% percent of a registered class of our equity securities under the Exchange Act were met in a timely manner except for (i) one transaction by Shelia M. Violette on October 11, 2024 that was inadvertently filed late on October 16, 2024, (ii) one transaction by Isaac Manke on April 1, 2024 that was inadvertently filed late on September 30, 2024, (iii) one transaction by David S. Grayzel on April 1, 2024 that was inadvertently filed late on August 14, 2024, (iv) one transaction by Arthur Tzianabos on March 25, 2024 that was inadvertently filed late on August 14, 2024, (v) one transaction by Paul Alloway on March 25, 2024 that was inadvertently filed late on April 23, 2024, and (vi) one transaction by Charles Michaud Jr. on March 25, 2024 that was inadvertently filed late on April 23, 2024. The transactions were not reported timely due to administrative oversight.

REPORT OF THE AUDIT COMMITTEE

The audit committee is appointed by the Board of Directors to assist the Board of Directors in fulfilling its oversight responsibilities with respect to (1) the integrity of the Company’s financial statements and financial reporting process and systems of internal controls regarding finance, accounting, and compliance with legal and regulatory requirements, (2) the qualifications, independence, and performance of the Company’s independent registered public accounting firm, (3) the performance of the Company’s internal audit function, if any, and (4) other matters as set forth in the charter of the audit committee approved by the Board of Directors.

Management is responsible for the preparation of the Company’s financial statements and the financial reporting process, including its system of internal control over financial reporting and its disclosure controls and procedures. The independent registered public accounting firm is responsible for performing an audit of the Company’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB) and issuing a report thereon. The audit committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the audit committee reviewed and discussed with management and the independent registered public accounting firm the audited consolidated financial statements of the Company for the fiscal year ended December 31, 2024. The audit committee also discussed with the independent registered public accounting firm the applicable requirements of the PCAOB and the U.S. Securities and Exchange Commission. In addition, the audit committee received written communications from the independent registered public accounting firm confirming their independence as required by the applicable requirements of the PCAOB and has discussed with the independent registered public accounting firm their independence.

Based on the reviews and discussions referred to above, the audit committee recommended to the Board of Directors that the audited consolidated financial statements of the Company be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, that was filed with the SEC. The information contained in this report shall not be deemed to be (1) “soliciting material,” (2) “filed” with the SEC, (3) subject to Regulations 14A or 14C of the Exchange Act, or (4) subject to the liabilities of Section 18 of the Exchange Act. This report shall not be deemed incorporated by reference into any of our other filings under the Exchange Act or the Securities Act, except to the extent that we specifically incorporate it by reference into such filing.

By the Audit Committee of the Board of Directors of Q32 Bio Inc.

Kathleen LaPorte

Mary Thistle

Mark Iwicki

April 29, 2025

HOUSEHOLDING

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our documents, including the annual report to stockholders and proxy statement, may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you upon written or oral request to Q32 Bio Inc., 830 Winter Street, Waltham, Massachusetts 02451 Attention: Corporate Secretary, telephone (781) 999-0232. If you want to receive separate copies of the proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

STOCKHOLDER PROPOSALS

A stockholder who would like to have a proposal considered for inclusion in our 2026 proxy statement must submit the proposal in accordance with the procedures outlined in Rule 14a-8 of the Exchange Act so that it is received by us no later than December 30, 2025. However, if the date of the 2026 Annual Meeting of Stockholders is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2026 Annual Meeting of Stockholders. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals should be addressed to Q32 Bio Inc., 830 Winter Street, Waltham, Massachusetts 02451 Attention: Corporate Secretary.

If a stockholder wishes to propose a nomination of persons for election to our Board of Directors or present a proposal at an annual meeting but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, our bylaws establish an advance notice procedure for such nominations and proposals. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the Board of Directors or by a stockholder of record on the record date for the meeting, who is entitled to vote at the meeting and who has delivered timely notice in proper form to our Corporate Secretary of the stockholder’s intention to bring such business before the meeting.

The required notice must be in writing and received by our Corporate Secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, a stockholder’s notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs. For stockholder proposals to be brought before the 2026 Annual Meeting of Stockholders, the required notice must be received by our Corporate Secretary at our principal executive offices no earlier than February 13, 2026 and no later than March 15, 2026. In addition, to comply with the universal proxy rules (once effective), stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 15, 2026. Stockholder proposals and the required notice should be addressed to Q32 Bio Inc., 830 Winter Street, Waltham, Massachusetts 02451 Attention: Corporate Secretary.

In addition, stockholders who intend to solicit proxies in support of a stockholder nominee must also comply with the additional requirements of Rule 14a-19(b).

The chair of the annual meeting may determine, if the facts warrant, that a matter has not been properly brought before the meeting and, therefore, may not be considered at the meeting. In addition, the proxy solicited by our Board for the 2026 annual meeting will confer discretionary voting authority with respect to any proposal (i) presented by a stockholder at that meeting for which we have not been provided with timely notice and (ii) made in accordance with our bylaws, if (x) the 2026 proxy statement briefly describes the matter and how management’s proxy holders intend to vote on it, and (y) the stockholder does not comply with the requirements of Rule 14a-4(c)(2) promulgated under the Exchange Act.

OTHER MATTERS

Our Board of Directors does not know of any other matters to be brought before the Annual Meeting. If any other matters not mentioned in this proxy statement are properly brought before the meeting, the individuals named in the enclosed proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

By Order of the Board of Directors

/s/ Jodie Morrison

Jodie Morrison

Chief Executive Officer

Annex A

AMENDMENT

TO

RESTATED CERTIFICATE OF INCORPORATION

OF

Q32 BIO INC.

Q32 Bio Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

A resolution was duly adopted by the Board of Directors of the Corporation pursuant to Section 242 of the General Corporation Law of the State of Delaware setting forth a proposed amendment to the Restated Certificate of Incorporation of the Corporation, as amended (the “Restated Certificate of Incorporation”) and declaring said amendment to be advisable. The stockholders of the Corporation duly approved said proposed amendment in accordance with Section 242 of the General Corporation Law of the State of Delaware. The resolution setting forth the amendment is as follows:

RESOLVED:	That Article SEVENTH the Restated Certificate of Incorporation be and hereby is deleted in its entirety and the following inserted in lieu thereof:

“SEVENTH: Limitation of liability shall be provided as follows:

1. Directors. Except to the extent that the General Corporation Law of the State of Delaware prohibits the elimination or limitation of liability of directors for breaches of fiduciary duty, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director, notwithstanding any provision of law imposing such liability. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal. If the General Corporation Law of the State of Delaware is amended to permit further elimination or limitation of the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware as so amended.

2. Officers. Except to the extent that the General Corporation Law of the State of Delaware prohibits the elimination or limitation of liability of officers for breaches of fiduciary duty, no officer of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as an officer, notwithstanding any provision of law imposing such liability. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any officer of the Corporation for or with respect to any acts or omissions of such officer occurring prior to such amendment or repeal. If the General Corporation Law of the State of Delaware is amended to permit further elimination or limitation of the personal liability of officers, then the liability of an officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware as so amended. For purposes of this Article SEVENTH, “officer” shall mean an individual who has been duly appointed as an officer of the Corporation and who, at the time of an act or omission as to which liability is asserted, is deemed to have consented to service of process to the registered agent of the Corporation as contemplated by 10 Del. C. § 3114(b).”

IN WITNESS WHEREOF, this Certificate of Amendment has been executed by a duly authorized officer of the Corporation on this     day of    , 2025.

Q32 Bio Inc.

By:
	Name:	Jodie Morrison
	Title:	Chief Executive Officer

Q32 BIO INC. 830 WINTER STREET WALTHAM, MA 02451 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 12, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/QTTB2025 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 12, 2025. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V74930-P31555 Q32 BIO INC. The Board of Directors recommends you vote FOR the following proposals: 1. To elect David Grayzel, M.D., Isaac Manke, Ph.D. and Diyong Xu as Class I directors to our Board of Directors, each to serve until the 2028 Annual Meeting of stockholders and until his successor has been duly elected and qualified, or until his earlier death, resignation, or removal; Nominees: 1a. David Grayzel, M.D. 1b. Isaac Manke, Ph.D. 1c. Diyong Xu 2. To approve an amendment to our Restated Certificate of Incorporation, as amended, to limit the liability of certain officers as permitted by amendments to Delaware law; 3. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025; 4. To approve, on a non-binding, advisory basis, the compensation of our named executive officers; For For withhold Against Abstain The Board of Directors recommends you vote 1 YEAR on the following proposal: 1 Year 2 Years 3 Years Abstain 5. To approve, on a non-binding, advisory basis, the preferred frequency of future advisory votes on compensation of our named executive officers; The Board of Directors recommends you vote FOR the following proposal: For Against Abstain 6. To approve the adjournment of the Annual Meeting to the extent there are insufficient votes at the Annual Meeting to approve Proposal No. 2; and 7. To transact any other business properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. V74931-P31555 Q32 BIO INC. ANNUAL MEETING OF STOCKHOLDERS JUNE 13, 2025 9:00 AM EASTERN TIME THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The stockholder(s) hereby appoint(s) Jodie Morrison and Lee Kalowski, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Q32 BIO INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM Eastern Time, on June 13, 2025, virtually at www.virtualshareholdermeeting.com/QTTB2025, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side.